Registration No. 2-62076
                                                  File No. 811-2849

                                      SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549
                                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / X /

PRE-EFFECTIVE AMENDMENT NO. __                                  /   /


POST-EFFECTIVE AMENDMENT NO. 34                                 / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /

      Amendment No. 28                                            / X /

                                          OPPENHEIMER HIGH YIELD FUND
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                              (Exact Name of Registrant as Specified in Charter)

                               3410 South Galena Street, Denver, Colorado 80231
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                                   (Address of Principal Executive Offices)

                                                1-303-671-3200
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                                        (Registrant's Telephone Number)

                                            ANDREW J. DONOHUE, ESQ.
                     Oppenheimer Management Corporation - Suite 3400
                     Two World Trade Center, New York, New York 10048-0203
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                                  (Names and Addresses of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)


     / X /  On November 1, 1995, pursuant to paragraph (b)


     /   /  60 days after filing pursuant to paragraph (a)(i)


     /   /  On ------------------, pursuant to paragraph (a)(i)

     /   /  75 days after filing pursuant to paragraph (a)(ii)

     /   /  On --------------, pursuant to paragraph (a)(ii) of Rule 485

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1995, was filed on August 28, 1995.

                                                   FORM N-1A

                                          OPPENHEIMER HIGH YIELD FUND

Cross Reference Sheet

Part A of
Form N-1A
Item No.            Prospectus Heading
-----------         -------------------
1                   Front Cover Page
2                   Expenses; Brief Overview of the Fund
3                   Financial Highlights; Performance of the Fund
4                   Front Cover Page; Investment Objective and Policies
5                   How the Fund is Managed; Expenses; Back Cover
5A                  Performance of the Fund
6                   How the Fund is Managed - Organization and History; The
                    Transfer Agent; Dividends, Capital Gains and Taxes;
                    Investment Objectives and Policies - Portfolio Turnover
7                   Shareholder Account Rules and Policies; How to Buy Shares;
                    How to Exchange Shares; Special Investor Services; Service
                    Plan for Class A Shares; Distribution and Service Plan for
                    Class B Shares; Distribution and Service Plan for Class C
                    Shares; How to Sell Shares
8                   How to Sell Shares; Special Investor Services
9                   *

Part B of
Form N-1A
Item No.            Statement of Additional Information Heading
----------          --------------------------------------------

10                  Cover Page
11                  Cover Page
12                  *
13                  Investment Objective and Policies; Other Investment
               Techniques and Strategies; Additional Investment Restrictions
14                  How the Fund is Managed - Trustees and Officers of the Fund
15                  How the Fund is Managed - Major Shareholders;
16                  How the Fund is Managed; Distribution and Service Plans
17                  Brokerage Policies of the Fund
18                  Additional Information About the Fund
19                  Your Investment Account - How to Buy Shares; How to Sell
                    Shares; How to Exchange Shares
20                  Dividends, Capital Gains and Taxes
21                  How the Fund is Managed; Brokerage Policies of the Fund
22                  Performance of the Fund
23                  *




----------------------
* Not applicable or negative answer.

Oppenheimer High Yield Fund
Prospectus dated November 1, 1995

         Oppenheimer High Yield Fund is a mutual fund with the investment objective of seeking a high level of current income primarily through investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. The Fund invests principally in lower-rated, high yield debt securities of U.S. companies, commonly known as "junk bonds."

         The Fund may invest up to 100% of its assets in "junk bonds", which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund is not a complete investment program and is not appropriate for investors unable or unwilling to assume the high degree of risk associated with investing in lower-rated, high yield securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on page ____.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.

                    (Logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                    ABOUT THE FUND

                    Expenses
                    A Brief Overview of the Fund
                    Financial Highlights
                    Investment Objective and Policies
                    How the Fund is Managed
                    Performance of the Fund

                    ABOUT YOUR ACCOUNT

                    How to Buy Shares
                    Class A Shares
                    Class B Shares
                    Class C Shares
                    Special Investor Services
                    AccountLink
                    Automatic Withdrawal and Exchange
                      Plans
                    Reinvestment Privilege
                    Retirement Plans
                    How to Sell Shares
                    By Mail
                    By Telephone
                    By Checkwriting
                    How to Exchange Shares
                    Shareholder Account Rules and Policies
                    Dividends, Capital Gains and Taxes
                    Appendix: Description of Ratings

ABOUT THE FUND

Expenses

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are reflected in the Fund's net asset value per share. As a shareholder, you pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you might expect to bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended June 30, 1995.

         - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages _____ through _____ for an explanation of how and when these charges apply.

                                   Class A     Class B         Class C
                                   Shares      Shares          Shares

Maximum Sales Charge on Purchases
  (as a % of offering price)        4.75%    None             None
Sales Charge on Reinvested
Dividends                           None     None             None
Deferred Sales Charge
  (as a % of the lower of the
original
  purchase price or
  redemption proceeds              None(1)   5% in the        1% if
                                            first year,      shares are
                                            declining to     redeemed
                                            1% in the        within 12
                                            sixth year       months of
                                           and eliminated    purchase(2)
                                           thereafter(2)
Exchange Fee                       None          None        None
Redemption Fee                     None(3)       None(3)     None(3)


(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares-Class A Shares," below.

(2) See "How to Buy Shares - Class B" and "How to Buy Shares - Class C" below.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used (see "How to Sell Shares").


         - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

         The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class
A shares are Service Plan Fees (which are a maximum of 0.25% of average annual net assets of that class), and for Class B and Class C shares are Distribution and Service Plan Fees (which are a maximum service fee of 0.25% of average annual net assets of that class) and an asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

         The actual expenses for each class of shares in future years may be more or less than the numbers in the table depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered during the Fund's fiscal year ended June 30, 1995. Therefore, the Annual Fund Operating Expenses for Class C shares are estimates based on amounts that would have been payable if Class C shares had been outstanding during that fiscal year.
                                   Class A      Class B           Class C
                                   Shares       Shares            Shares

Management Fees                     0.66%        0.66%             0.66%
12b-1 Distribution Plan Fees        0.20%        1.00%             1.00%
Other Expenses                      0.17%        0.18%             0.18%
Total Fund Operating Expenses       1.03%        1.84%             1.84%

         - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                      1 year       3 years       5 years           10 years(*)
Class A Shares         $58          $79           $102              $167
Class B Shares         $69          $88           $120              $175
Class C Shares         $29          $58           $100              $216




         If you did not redeem your investment, it would incur the following expenses:

                       1 year    3 years       5 years           10 years(*)
Class A Shares           $58       $79           $102              $167
Class B Shares           $19       $58           $100              $175
Class C Shares           $19       $58           $100              $216


(*)      The Class B expenses in years 7 through 10 are based on the Class
         A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge, on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Class B Shares" for more information.

These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         - What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high- yield, lower-rated, fixed-income securities. The Fund has a secondary objective to seek capital growth when consistent with its primary objective.

         - What Does the Fund Invest In? To seek high current income, the Fund anticipates that under normal conditions at least 80% of its total assets will be invested in high-yield, lower-rated fixed-income securities, such as long-term debt and preferred stock issues (commonly referred to as "junk bonds"). The Fund's remaining assets may be invested in cash or cash equivalents, or in common stocks and other equity securities when consistent with the Fund's investment objectives or if acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks or increase income. These investments are more fully explained in "Investment Objectives and Policies," starting on page ___.

         - Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) advises investment company portfolios having over $38 billion in assets at September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager who is employed by the Manager is primarily responsible for the selection of the Fund's securities, Ralph Stellmacher. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

         - How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher potential investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more aggressive than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion.

         - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.

         - Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

         - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page ___.
The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page _____.


         - How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and narrower market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

   The table on the following pages present selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995 is included in the Statement of Additional Information. Class C shares were not publicly offered during the periods shown. Accordingly, no financial information on Class C shares is included in the table that follows or in the Fund's other financial statements.

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     -----------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                                     1995         1994         1993         1992
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $13.63       $14.16       $13.76     $13.08
----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                      1.30         1.42         1.60       1.79
Net realized and unrealized gain
(loss) on investments, options written and
foreign currency transactions                              (.40)        (.54)         .36        .68
                                                     ----------   ----------   ----------   --------
Total income from investment
operations                                                  .90          .88         1.96       2.47
----------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                      (1.30)       (1.41)       (1.56)     (1.79)
Tax return of capital distribution                         (.01)          --           --         --
                                                     ----------   ----------   ----------   --------
Total dividends and distributions
to shareholders                                           (1.31)       (1.41)       (1.56)     (1.79)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.22       $13.63       $14.16      $13.76
                                                     ----------   ----------   ----------   --------
                                                     ----------   ----------   ----------   --------

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        7.09%        6.27%       15.31%     20.06%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                       $1,060,752   $1,049,446   $1,119,056   $902,562
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $1,005,746   $1,111,103     $978,671   $768,339
----------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                          80,260       77,002       79,047     65,581
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      9.81%       10.10%       11.59%     13.15%
Expenses                                                   1.03%         .96%         .97%       .92%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 93.7%        96.7%        87.2%      64.0%

1. For the period from May 3, 1993 (inception of offering) to June 30, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

18  Oppenheimer High Yield Fund

                                                                                                        Class B
                                         ---------------------------------------------------------   --------------------------
                                                                                                     Year Ended June 30,
                                         1991      1990      1989      1988      1987      1986      1995      1994     1993(1)
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period       $13.60    $15.42    $16.00    $17.09    $17.54    $17.15    $13.57   $14.12   $13.87
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        1.91      1.89      2.02      2.06      2.18      2.28      1.20     1.35      .23
Net realized and unrealized gain
(loss) on investments, options written
and foreign currency transactions            (.51)    (1.79)     (.68)    (1.03)     (.47)      .47      (.42)    (.60)     .27
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
Total income from investment
operations                                   1.40       .10      1.34      1.03      1.71      2.75       .78      .75      .50
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income        (1.92)    (1.92)    (1.92)    (2.12)    (2.16)    (2.36)    (1.19)   (1.30)    (.25)
Tax return of capital distribution             --        --        --        --        --        --      (.01)      --       --
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
Total dividends and distributions
to shareholders                             (1.92)    (1.92)    (1.92)    (2.12)    (2.16)    (2.36)    (1.20)   (1.30)    (.25)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.08    $13.60    $15.42    $16.00    $17.09    $17.54    $13.15   $13.57   $14.12
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)         11.90%      .85%     8.97%     6.75%    10.63%    17.26%     6.21%
  5.31%    3.54%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                           $657,182  $650,989  $860,588  $857,767  $760,934  $627,256  $192,465  $87,509  $10,493
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $601,758  $734,703  $863,178  $791,471  $691,968  $527,731  $134,550  $51,816
$4,405
-------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)            50,258    47,870    55,810    53,617    44,531    35,767    14,639    6,449      743
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       14.94%    13.00%    12.88%    12.72%    12.79%    13.24%     8.95%    8.98%
10.84%(3)
Expenses                                      .96%      .93%      .88%      .89%      .88%      .89%     1.84%    1.88%    2.28%(3)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                   90.4%     63.2%     57.0%     41.1%     46.2%     90.5%     93.7%    96.7%   87.2%

3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $1,111,748,812 and $974,203,135, respectively.


1. For the period from May 3, 1993 (inception of offering) to June 30,
1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

Investment Objectives and Policies

Objectives.        The Fund's primary objective is to seek a high level of
current income primarily by investing mainly in a diversified portfolio of high-yield, lower-rated fixed-income securities. The Fund generally invests in long-term debt and preferred stock issues, including convertible securities. Accordingly, the Fund's investments should be considered speculative. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Investment Policies and Strategies. The high yield and high income sought by the Fund is ordinarily associated with securities in the lower rating categories of the established rating services. Consistent with its primary investment objective, the Fund anticipates that under normal conditions at least 80% of the value of its total assets will be invested in fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents, in rights or warrants, or invested in common stock and other equity securities when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund's investment objectives will be met.

   - Special Risks of Lower-Rated Securities. In seeking high current income, the Fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. "Lower-grade" debt securities are those rated below "investment grade," which means that they have a rating lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Corporation ("S&P") or similar ratings by other rating organizations. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics.


   The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may
be harder to sell at an acceptable price.   There is a relatively greater
possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.

   These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

   -    Portfolio Turnover
   Generally, the Fund will not trade for short-term profits, but when circumstances warrant, to take advantage of differences in securities prices and yields or of fluctuations in interest rates, consistent with its investment objectives, the Fund may sell securities without regard to the length of time held. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Short-term trading may affect the Fund's tax status.

   - How the Fund's Portfolio Securities Are Rated. As of June 30, 1995, the Fund's portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): BBB, 4.22%; BB, 22.87%; B, 55.33%; CCC, 3.37%; CC,
0.16%; D, 0.29%. The Appendix to this Prospectus describes the rating categories. The allocation of the Fund's assets in securities in the different rating categories will vary over time.

   -  Interest Rate Risks.   In addition to credit risks, described below,
debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

   - Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which are the type of bonds the Fund seeks to invest in) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk if they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

   - Can the Fund's Investment Objective and Policies Change? The Fund has investment objectives, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.


   Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's investment objective is a fundamental policy. The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations designed to reduce some of the risks.

   - Foreign Securities. The Fund may purchase debt and equity securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund presently does not intend that such investments will exceed 25% of its net assets. Investments in securities of issuers in underdeveloped countries generally involve more risk and may be considered highly speculative. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.


   - Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

   - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, securities indices and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

   The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

   Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

   - Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures) and broad-based securities indices (these are referred to as Financial Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

   - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

   The Fund may buy calls only on debt or equity securities, security indices, foreign currencies, Interest Rate Futures and Financial Futures or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised.
If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

   The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to
(1) debt or equity securities and (2) securities indices.

   The Fund may buy and sell puts and calls only if certain conditions are met: (1) calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ) or traded in the over-the-counter market; (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) any put written must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts; (5) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (6) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.


        - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

        - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

        - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

   Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

   The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

   - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, derivative investments include exchange-traded options and futures contracts (see "Hedging"), as well as the investments discussed in this section. The risks of investing in derivative investments include not only the ability of the company issuing the instrument to pay the amount due on the maturity of the instrument, but also the risk that the underlying investment or security might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal and/or income than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. See "Illiquid and Restricted Securities."

   The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depends on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

   There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

-Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to mortgaged-backed securities described below. Payments of principal and interest on the underlying obligations are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment. Further details are set forth in the Additional Statement under "Investment Objectives and Policies -- Asset-Backed Securities."

-Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans, including collateralized mortgage-backed obligations ("CMOs"), which may be issued or guaranteed by agencies or instrumentalities of the U.S. Government (e.g., GNMA, FNMA and FHLMC certificates), including collateralized mortgage-backed obligations
(CMOs). Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The Fund may also invest in CMOs that are "stripped," that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay interest only are therefore subject to greater price volatility when interest rates change, and have the additional risk that if the underlying mortgages are prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which it may invest. The Fund would be required to identify cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll. Further details are set forth in the Statement of Additional Information under "Mortgage-Backed Securities."

   - Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. The Fund must receive collateral for a loan. After any loan, the value of the securities loaned must not exceed 10% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's net assets in the coming year.

   - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid and restricted securities (that limit may increase to 15% if certain state laws are changed or if the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

   - Repurchase Agreements. The Fund may enter into repurchase agreements. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement which causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

   - Participation Interests. The Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are considered investments in illiquid securities (see "Illiquid and Restricted Securities," above). Their value primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a reduction in its income and a decline in the net asset value of its shares. Further details are set forth in the Additional Statement under "Investment Objective and Policies."

   - Temporary Defensive Investments. When market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:
   - buy securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;
   - borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and not for the purpose of leveraging its investments, and then only up to 10% of the market value of the Fund's assets; no additional investments may be made whenever borrowings exceed
5% of the Fund's assets;
   - buy a security if, as a result of such purchase, more than 25% of its total assets would be invested in the securities of issuers principally engaged in the same industry; for purposes of this limitation, utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone utilities will each be considered a separate industry;
   - make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, or by entering into repurchase agreements or as described in "Loans of Portfolio Securities";
   - invest more than 5% of the value of its assets in rights and warrants nor more than 2% of such value in rights and warrants which are not listed on the New York or American Stock Exchanges; rights and warrants attached to other securities or acquired in units are not subject to this limitation; or
   - buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets.
   All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in Maryland in 1978 but was reorganized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

   The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

   The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

   The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer Funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


   - Portfolio Manager. The Portfolio Manager of the Fund is Ralph W. Stellmacher. He has been the person principally responsible for the day-to-day management of the Fund's portfolio, since January, 1988. Mr. Stellmacher is a Senior Vice President of the Manager and Vice President of the Fund, and also serves as an officer of other Oppenheimer funds. During the past five years, Mr. Stellmacher has also served as an officer and portfolio manager for other mutual funds managed by the Manager (with the Fund, the "Oppenheimer funds").

   - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of the next $200 million and 0.50% of aggregate net assets over $1 billion. The Fund's management fee for its last fiscal year was 0.66% of average annual net assets for both its Class A and Class B shares, which may be higher than the rate paid by some other mutual funds.

   The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

   There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

   - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.


   - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer Funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return", "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are purchased or sold). The Fund's performance information may help you see how well your investment has done and to compare it to other funds or market indices.

   It is important to understand that the fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

   - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

   When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one year period for Class C shares, they reflect the effect of the contingent deferred sales charge. They may also be shown based on the change in net asset value, without considering the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

   - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

- Management's Discussion of Performance. During the Fund's fiscal year ended June 30, 1995, high yield bond markets were volatile. The Fund's performance was affected by a slow growth rate for the U.S. economy during the second half of that period. In selecting new investments, the Manager looked to issuers with demonstrated financial strength. Investments were emphasized in health care and supermarkets, which the Manager viewed as defensive investments in view of a perceived slowdown in the U.S. economy. The Fund also made new investments in the oil refining, energy and gaming industries. The Fund decreased its investments in consumer retailers.
The Fund's practice of attempting to pay dividends on Class A shares at a constant level did not have a material effect on these investment strategies or the Fund's net asset values per share.

   - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 1995, in the case of Class A shares, over a ten-year period, and in the case of Class B shares, from the inception of the Class on May 3, 1993, with all dividends and capital gains distributions reinvested in additional shares. Class C shares were not publicly offered during the fiscal year ended June 30, 1995. Accordingly, no performance information is presented on Class C shares in the graphs below.

   The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by S&P or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer High Yield Fund,
the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index

(Graph)

Past performance is not predictive of future performance.




Average Annual Total Returns of the Fund at 6/30/95



             1-Year                5-Year               10-Year1

   Class A:        2.00%           10.92%               9.84%



Class B Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer High Yield Fund,
the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index

(Graph)

Average Annual Total Return of the Fund at 6/30/95

             1-Year                Life2

   Class B:        1.36%           5.81%

   _________________________________________
   1    The inception date of the Fund (Class A shares) was 7/28/78.  The average annual total returns and ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.

   2    Class B shares of the Fund were first publicly offered on 5/3/93.
The average annual total returns reflect reinvestment of all dividend and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

   Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

   - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by Oppenheimer funds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Oppenheimer Funds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.



   - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

   - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

   In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

   - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.


   - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

   However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

   And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares respectively from a single investor.


   - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

   Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

   - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

   - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:
        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.
        Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.
        There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

   - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.
   - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.
   - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.
   - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds or to transmit dividends and distributions.
   Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

   - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

   - At What Price Are Shares Sold? In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes which is normally 4:00 P.M., New York time but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:



                                   Front-End            Front-End
                                   Sales Charge as      Sales Charge as           Commission as
                                   Percentage of        Percentage of             Percentage of
Amount of Purchase                 Offering Price       Amount Invested           Offering Price
Less than $50,000                  4.75%                4.98%                     4.00%


$50,000 or more
but less than $100,000             4.50%                4.71%                     3.75%

$100,000 or more
but less than $250,000             3.50%                3.63%                     2.75%

$250,000 or more
but less than $500,000             2.50%                2.56%                     2.00%

$500,000 or more but less
than $1 million                    2.00%                2.04%                     1.60%

$1 million or more                 None                 None                      None

   The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

   - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the
Oppenheimer funds in the following cases:
   -- purchases aggregating $1 million or more, or
   -- purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

   Shares of any of the Oppenheimer funds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of (1) the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

   If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

   No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

   - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

   - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

   Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


   - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

   - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.
   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
   -    the Manager or its affiliates;
   - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
   - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
   - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
   - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

   - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares); and

   - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.
        Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
   - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
   - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

   - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
   - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
   -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
   -- to return excess contributions made to Retirement Plans; or -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
   -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
   -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
   -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.
   - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

   Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

   To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

   The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                       Contingent Deferred Sales Charge
Years Since Purchase                   On Redemptions in That Year
Payment Was Made                       (As % of Amount Subject to Charge)
--------------------------------------------------------------
0-1                                    5.0%
--------------------------------------------------------------
1-2                                    4.0%
--------------------------------------------------------------
2-3                                    3.0%
--------------------------------------------------------------
3-4                                    3.0%
--------------------------------------------------------------
4-5                                    2.0%
--------------------------------------------------------------
5-6                                    1.0%
--------------------------------------------------------------
6 and following                        None
--------------------------------------------------------------
In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

        - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

        - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.
        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

        The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

        Because the Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares, those expenses may be carried over and paid in future years. At June 30, 1995, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $6,962,004 (equal to 3.62% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.
        To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

        - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts.
Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.
        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase
Class C expenses by 1.00% of average net assets per year.
        The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.
        The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares.
Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

        - Waivers of Class B and Class C Sales Charges. The Class B and Class C charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

        Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

        - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal
Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
        - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of disability by the Social Security Administration);
        - returns of excess contributions to Retirement Plans; and (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives
(or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with the other requirements for such distributions under the Internal
Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).
        - for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

        Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

        - shares sold to the Manager or its affiliates;
        - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
        - shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions, including purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

        AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        - PhoneLink. PhoneLink is the Oppenheimer funds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

        - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

        - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

        - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

        - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A or Class B shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:
        - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
        - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
        - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs
        - Pension and Profit-Sharing Plans for self-employed persons and small business owners
        -      401(k) prototype retirement plans for businesses.

        Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

        You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        - You wish to redeem more than $50,000 worth of shares and receive a check
        - The redemption check is not payable to all shareholders listed on the account statement
        - The redemption check is not sent to the address of record on your account statement
        - Shares are being transferred to a Fund account with a different owner or name
        - Shares are redeemed by someone other than the owners (such as an Executor)

        - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

        - Your name
        - The Fund's name
        - Your Fund account number (from your statement)
        - The dollar amount or number of shares to be redeemed
        - Any special payment instructions
        - Any share certificates for the shares you are selling,

        - The signatures of all registered owners exactly as the account is registered, and
        - Any special requirements or documents requested by the Transfer
Agent to assure proper   authorization of the person asking to sell
shares.

Use the following address for requests by mail:
Mail requests to:
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        - To redeem shares through a service representative, call
1-800-852-8457
        - To redeem shares automatically on PhoneLink, call 1-800-533-3310

        Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.
        - Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

        Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

        - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
        - Checkwriting privileges are not available for accounts holding Class B shares, Class C shares or Class A shares that are subject to a contingent deferred sales charge.
        - Checks must be written for at least $100.
        - Checks cannot be paid if they are written for more than your account value.
        Remember: your shares fluctuate in value and you should not write a check close to the total account value.
        - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.
        - Don't use your checks if you changed your Fund account number.

How to Exchange Shares

        Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        - Shares of the fund selected for exchange must be available for sale in your state of residence
        - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
        - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
        - You must meet the minimum purchase requirements for the fund you purchase by exchange
        - Before exchanging into a fund, you should obtain and read its prospectus

        Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

        Exchanges may be requested in writing or by telephone:

        - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

        - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

        You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.
        There are certain exchange policies you should be aware of:
        - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.
        - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
        - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
        - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

        The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

        - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

        - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

        - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

        - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

        - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or employer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

        - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain
Class A, Class B and Class C shares.

        - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally dividends are paid on or about the last business day of the month, but the Board of Trustees can change that date. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.
        During the Fund's fiscal year ended June 30, 1995, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends were subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with the Fund's investment objectives and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund was able to pay dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
        - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
        - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
        - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.


Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

        - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
        - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
        - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders.
If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.
        This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Appendix: Description of Ratings

Description of Moody's Investors Service, Inc. Bond Ratings

        Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.
        Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

        A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

The investments in which the Fund will principally invest will be in the lower-rated categories described below.

        Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

        Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

        C:     Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Bond Ratings

        AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

        A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

        The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

        BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

        BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER HIGH YIELD FUND


        Graphic material included in Prospectus of Oppenheimer High Yield
Fund: "Comparison of Total Return of Oppenheimer High Yield Fund with the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index- Change in Value of a $10,000 Hypothetical Investment"

        A linear graph will be included in the Prospectus of Oppenheimer High Yield Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/85 through 6/30/95 and in the case of the Fund's Class B shares, will cover the period from inception of the class (5/3/93) through 6/30/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index, is set forth in the Prospectus under "Fund Information - Management's Discussion of
Performance."


Fiscal         Oppenheimer            Lehman Brothers         Salomon Brothers
Year Ended     High Yield Fund A      Corporate Bond Index    High Yield Market Index
06/30/85       $ 9,525                $10,000                 $10,000
06/30/86       $11,169                $12,129                 $12,297
06/30/87       $12,356                $12,904                 $13,386
06/30/88       $13,189                $13,975                 $14,706
06/30/89       $14,372                $15,786                 $16,304
06/30/90       $14,494                $16,984                 $15,104
06/30/91       $16,220                $18,771                 $17,796
06/30/92       $19,473                $21,671                 $22,295
06/30/93       $22,455                $24,684                 $27,272
06/30/94       $23,863                $23,857                 $27,423
06/30/95       $25,554                $27,464                 $31,235


Fiscal         Oppenheimer            Lehman Brothers         Salomon Brothers
Period Ended   High Yield Fund B      Corporate Bond Index    High Yield Market Index
05/03/93       $10,000                $10,000                 $10,000
06/30/93       $10,355                $10,243                 $10,300
06/30/94       $10,905                $ 9,900                 $10,357
06/30/95       $11,297                $11,397                 $11,797

Oppenheimer High Yield Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP

555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0280.001.1095N *   Printed on recycled paper

Oppenheimer High Yield Fund

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated November 1, 1995


This Statement of Additional Information of Oppenheimer High Yield Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                             Page

About the Fund
Investment Objectives and Policies                           2
     Investment Policies and Strategies                      2
     Other Investment Techniques and Strategies              7
     Other Investment Restrictions                           17
How the Fund is Managed                                      17
     Organization and History                                17
     Trustees and Officers of the Fund                       18
     The Manager and Its Affiliates                          22
Brokerage Policies of the Fund                               23
Performance of the Fund                                      25
Distribution and Service Plans                               29
About Your Account
How To Buy Shares                                            32
How To Sell Shares                                           38
How To Exchange Shares                                       42
Dividends, Capital Gains and Taxes                           44
Additional Information About the Fund                        45
Financial Information About the Fund
Independent Auditors' Report                                 46
Financial Statements                                         47

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     The Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

     - Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower-yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of the securities and therefore the Fund's net asset values.

- Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund will principally invest are lower-rated debt securities, commonly known as "junk bonds." The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

     Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value.

- Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.


     Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees where required under applicable rules of the Securities and Exchange Commission.

     - Brady Bonds. The Fund may invest in U.S. dollar-denominated, collateralized Brady Bonds. These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     - Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

- Asset-Backed Securities. The value of asset-backed securities is affected by changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if a credit enhancement is exhausted. The risks of investing in asset-backed securities derive from depending upon payment of the underlying consumer loans by the individual borrowers, and the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

- Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g. direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g. obligations of the Federal Home Loan Bank); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

The yield of a mortgage-backed security is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is influenced by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund on the security backed by the pool to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at a time of higher or lower prevailing rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e. at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.


     -GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

     -FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     -FHLMC Securities. The Federal Home Loan Mortgage Corporation (FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), which are not guaranteed or backed by the full faith and credit of the U.S. Government: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     - Participation Interests. The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. These participation interests provide the Fund an undivided interest in a loan made by the issuing bank in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.


Other Investment Techniques and Strategies

     - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government Securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     - Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

-Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Financial Futures (together with Interest Rate Futures "Futures"), (ii) buy puts on securities indices or on securities, or (iii) write covered calls on securities indices or on Futures. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing particular debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Futures, or (ii) buy calls on Futures, securities indices or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money," that is, exercisable below (for a put) or above (for a call) the market price of the underlying security. For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities) the amount of assets used to cover OTC options it has written, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC options held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional Information about the Hedging Instruments the Fund may use is provided below.


      -- Futures. The Fund may buy and sell Interest Rate Futures and Financial Futures. Interest Rate Futures obligate one party to deliver and the other to take a specific debt security at a specified price on a specified date. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of an Interest Rate Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized. Although Interest Rate Futures, by their terms, call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.


     - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.



There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     The Fund's Custodian will place cash not available for investment or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. The Fund may enter into Forward Contracts or maintain a net exposure on such contracts only if: (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains cash, U.S. Government securities or liquid high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      - Writing and Purchasing Puts. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. As noted above under "Writing and Purchasing Calls," an additional reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Writing a put, covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to the Fund as writing a covered call.

     The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put option at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the then market value of the underlying investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow with its Custodian liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction. The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As with writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed to shareholders by the Fund, are taxable as ordinary income.

     When the Fund buys a put, it pays a premium and has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on a debt security or Future enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. Thus, in the event of a decline in the market, the Fund could exercise or sell the put at a profit that would offset some or all of its loss on the underlying investment. If a put held by the Fund is exercised, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless as its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not a profit).

     - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund or having an affiliated investment adviser. Position limits also apply to Futures.
An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of the debt securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

          - invest in real estate, or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell any of the Hedging Instruments which it may use, whether or not such Hedging Instrument is considered to be a commodity or a commodity contract;
          - buy securities on margin or engage in short sales, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;
          - pledge, hypothecate, mortgage or otherwise encumber its assets; however, escrow or other collateral arrangements in connection with Hedging Instruments are not prohibited hereby;
          - underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws;
          - buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer;
          - invest in mineral-related programs or leases;
          - buy the securities of any company for the purpose of exercising management control; or
          - buy securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, it will not (1) invest in oil, gas or other mineral leases, or (2) invest in real property, including real estate limited partnership interests; however, this does not prevent the Fund from investing in real estate investment trusts or readily marketable securities of companies that invest in real estate.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Bond Fund, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based OppenheimerFunds") except for Mr. Fossel, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Mr. Fossel is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of October 6, 1995, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager for which two officers of the Fund (Jon S. Fossel and Andrew J. Donohue) are trustees.

     Robert G. Avis, Trustee*; Age 64
     One North Jefferson Ave., St. Louis, Missouri 63103
     Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

     William A. Baker, Trustee; Age 80
     197 Desert Lakes Drive, Palm Springs, California 92264
     Management Consultant.

     Charles Conrad, Jr., Trustee; Age 65
     19411 Merion Circle, Huntington Beach, California 92648
     Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

     Jon S. Fossel, President and Trustee*; Age 53
     Two World Trade Center, New York, New York 10048-0203
     Chairman and a Director of the Manager; President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a Director of HarbourView Asset Management Corporation, a subsidiary of the Manager ("HarbourView"); a Director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

     Raymond J. Kalinowski, Trustee; Age 66
     44 Portland Drive, St. Louis, Missouri 63131
     Director of International Inc.; formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

     C. Howard Kast, Trustee; Age 73
     2552 East Alameda, Denver, Colorado 80209
     Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

     Robert M. Kirchner, Trustee; Age 74
     7500 E. Arapahoe Road, Englewood, Colorado 80112
     President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

     James C. Swain, Chairman and Trustee*; Age 61
     3410 South Galena Street, Denver, Colorado 80231
     Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.
_____________________
* A Trustee who is an "interested person" as defined in the Investment Company Act.


Ralph W. Stellmacher, Vice President and Portfolio Manager; Age 36 Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other
OppenheimerFunds.

Andrew J. Donohue, Vice President; Age 45
Two World Trade Center, New York, New York 10048
Executive Vice President and General Counsel of Oppenheimer Management Corporation (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 59
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert J. Bishop, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other OppenheimerFunds.

 _____________________
* A Trustee who is an "interested person" as defined in the Investment Company Act.




             - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1995, and (ii) from all 21 of the Denver-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                                         Total Compensation
                                  Aggregate              From All
                                  Compensation           Denver-based
Name and Position                 from Fund              OppenheimerFunds1

Robert G. Avis                    $6,873                 $53,000.00
  Trustee

William A. Baker                  $9,502                 $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.               $8,856                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski             $6,873                 $53,000.00
  Trustee

C. Howard Kast                    $6,873                 $53,000.00
  Trustee

Robert M. Kirchner                $8,856                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                      $6,873                 $53,000.00
  Trustee

______________________
1            For the 1994 calendar year.

             - Major Shareholders. As of October 6, 1995 no person owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and two of whom (Messrs. Fossel and Swain) serve as Trustees of the Fund.

             The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

             - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


             Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager were $6,696,256, $7,655,008 and $7,542,307, respectively.

             The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of ave rage annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

  The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

   - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's Class A shares were $6,556,648, $4,185,629 and $2,629,870, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $1,562,280, $1,023,367 and $624,955 in those respective years. The contingent deferred sales charges collected by the Distributor on the redemption of Class B shares for the fiscal year ended June 30, 1995 totalled $333,734. Class C shares were not publicly offered during those periods and no contingent deferred sales charges were collected. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.


      - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage generally are made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker.
Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.


      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.


      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) amounted to $7,850, $70,384 and $73,086, respectively. During the fiscal year ended June 30, 1995, $13,031 was paid to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $1,434,799. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. No performance information is presented below for Class C shares because no shares of that class were publicly offered during the fiscal year ended June 30, 1995.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      - Standardized Yields

      - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

      The symbols above represent the following factors:

        a =   dividends and interest earned during the 30-day period.
        b =   expenses accrued for the period (net of any expense
              reimbursements).
        c =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
        d =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

        The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1995, the standardized yields for the Fund's Class A and Class B shares were 9.17% and 8.80%, respectively.

        - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

        From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1995, were 9.16% and 9.62% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended June 30, 1995, was 8.86% when calculated at net asset value.

-       Total Return Information

        - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

        - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

        In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth year, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended June 30, 1995 were 2.00%, 10.92% and 9.84%, respectively. The "average annual total returns" on an investment in Class B shares of the Fund for the fiscal year ended June 30, 1994 and for the period from May 3, 1993 (inception of the Class) through June 30, 1995 were 1.36% and 5.81%, respectively. The cumulative "total return" on Class A shares for the ten year period ended June 30, 1995 was 155.55%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total return on Class B shares for the fiscal year ended June 30, 1994 and for the period from May 3, 1993 through June 30, 1995 were 1.36% and 12.97%, respectively.


        - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1995 was 168.28%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1995, for Class A shares were 8.17%, 12.01% and 10.37%, respectively. The average annual total return at net asset value for Class B shares for the fiscal year ended June 30, 1995 and for the period from May 3, 1993 through June 30, 1995 was 7.71% and 7.04%, respectively.

        Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A or Class B shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds),
(ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

        From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other rated high yield funds. Rankings are subject to change.

        The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.


        The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

        Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

        From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payment to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, the vote was cast by the Manager as the sole initial holder of Class C shares of the Fund.

        In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the
Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

        Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under that Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by Class. All material amendments must be approved by the Board and the Independent Trustees.

        While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to identity of each Recipient that received any such payment and the purpose of the payment. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

        Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares, held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate (except for assets representing Class A shares acquired prior to April 1, 1991, for which the rate is 0.15% for the current fiscal year) and set no minimum amount. For the fiscal year ended June 30, 1995, payments under the Class A Plan totalled $1,981,782, all of which was paid by the Distributor to Recipients, including $26,763 paid to MML Investor Services, Inc. ("MMLISI"), an affiliate of the Distributor. Payments made under the Class B Plan during that fiscal period totalled $1,343,774, of which $1,215,382 was retained by the Distributor and $1,112 was paid to MMLISI. Since no Class C shares were outstanding during the Fund's fiscal year ended June 30, 1995, no payments were made under the Class C Plan.

        Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

        The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

        Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on Class
B and Class C shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge) the sales commissions paid to authorized brokers or dealers.

        Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses.
For example, if the Distributor incurred distribution expenses of $4,000,000 in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 were reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

        The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

        The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept (i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

        The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B and Class C shares are subject.

        The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

        The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

        The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry;
(iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

        Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.


        Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable as determined by a pricing service approved by the Board of Trustees or by the Manager, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

        - The OppenheimerFunds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

        There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

        - Letters of Intent. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares, which when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

        In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

        For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

        If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

        In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

        -      Terms of Escrow That Apply to Letters of Intent.

        1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

        2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

        3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.
Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

        4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.



        5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

        6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

        There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

        Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

        - Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

        - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

        - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.
If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer, plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents, in proper form with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

        By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

        - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

        - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

        The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

        For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

        Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

        The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the


Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

        The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

        To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

        If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

        As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax-Exempt Trust, Centennial Government Trust, Centennial New York Tax-Exempt Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds through OppenheimerFunds sponsored 401(k) plans).


        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are deemed within 12 months of the initial purchase of the exchanged Class C shares.

        When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

        The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

        When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

        Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

        The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement repurchase).

        Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes."
Special provisions of the Internal Revenue Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, its dividends will not qualify for the deduction.

        Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                             INDEPENDENT AUDITORS' REPORT


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH YIELD FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer High Yield Fund as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period July 1, 1985 to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                             DELOITTE & TOUCHE LLP

                             Denver, Colorado
                             July 24, 1995


STATEMENT OF INVESTMENTS   June 30, 1995
                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--2.7%
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--2.3%
---------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--2.3%              Federal National Mortgage Assn.:

                                        Interest-Only Stripped Mtg.-Backed Security,
                                        Trust 218, Cl. 2, 7.50%, 4/25/23(2)                         $19,876,052        $5,832,379
                                        Interest-Only Stripped Mtg.-Backed Security,
                                        Trust 240, Cl. 2, 7%, 9/25/23(2)                             51,472,859        16,278,292
                                        Interest-Only Stripped Mtg.-Backed Security,
                                        Trust 252, Cl. 2, 7.50%, 11/25/23(2)                         19,918,813         5,950,746
                                                                                                                      -----------
                                                                                                                       28,061,417
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE--0.4%
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.4%                      Resolution Trust Corp., Commercial Mtg.
                                        Pass-Through Certificates,
                                        Series 1994-C2, Cl. E, 8%, 4/25/25                            2,901,471         2,608,151
                                        -----------------------------------------------------------------------------------------
                                        Resolution Trust Corp., Commercial Mtg.
                                        Pass-Through Certificates,
                                        Series 1995-C1, Cl. F, 6.90%, 2/25/27                         3,250,000         2,831,563
                                                                                                                      -----------
                                                                                                                        5,439,714
                                                                                                                      -----------
                                        Total Mortgage-Backed Obligations (Cost $34,468,879)                           33,501,131
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.4%
---------------------------------------------------------------------------------------------------------------------------------
TREASURY--4.4%                          U.S. Treasury Nts., 10.50%, 8/15/95 (Cost $55,880,879)(3)    55,250,000
55,560,781
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--2.5%    Argentina (Republic of) Bonds, Bonos de Consolidacion

                                        de Deudas, Series I, 4.513%, 4/1/01(4)(5) ARA                 1,503,472           710,235
                                        -----------------------------------------------------------------------------------------
                                        Brazil (Federal Republic of) Debs., 7.25%, 4/15/06(4)         4,500,000         2,685,938
                                        -----------------------------------------------------------------------------------------
                                        Brazil (Federal Republic of) Par Bonds, 4.25%, 4/15/24(6)    10,000,000         4,462,500
                                        -----------------------------------------------------------------------------------------
                                        Bulgaria (Republic of) Disc. Bonds, Tranche A,
                                        7.562%, 7/28/24(4)                                           13,500,000         6,690,938
                                        -----------------------------------------------------------------------------------------
                                        Ecuador (Republic of) Par Bonds, 3%, 2/28/25(4)               6,000,000         1,938,750
                                        -----------------------------------------------------------------------------------------
                                        Morocco (Kingdom of) Loan Participation Agreement,
                                        Tranche A, 7.375%, 1/1/09(4)                                 13,000,000         7,572,500
                                        -----------------------------------------------------------------------------------------
                                        Poland (Republic of) Par Bonds, 2.75%, 10/27/24(6)           10,000,000         4,325,000
                                        -----------------------------------------------------------------------------------------
                                        Poland (Republic of) Past Due Interest Bonds,
                                        3.25%, 10/27/14(6)                                            5,000,000         3,006,250
                                                                                                                      -----------
                                        Total Foreign Government Obligations (Cost $30,134,018)                        31,392,111
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--0.8%         San Joaquin Hills, California Transportation Corridor

                                        Agency Toll Road Capital Appreciation Revenue Bonds,
                                        Jr. Lien, Zero Coupon, 1/1/12                                15,000,000         4,149,838
                                        -----------------------------------------------------------------------------------------
                                        San Joaquin Hills, California Transportation Corridor
                                        Agency Toll Road Capital Appreciation Revenue Bonds,
                                        Jr. Lien, Zero Coupon, 1/1/28                                74,000,000         5,363,076
                                        -----------------------------------------------------------------------------------------
                                        Total Municipal Bonds and Notes (Cost $7,885,852)                               9,512,914
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--84.7%
---------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--16.6%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.2%                         Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03         8,050,000
8,452,500
                                        -----------------------------------------------------------------------------------------
                                        NL Industries, Inc., 0%/13%
                                        Sr. Sec. Disc. Nts., 10/15/05(7)                             10,490,000         7,447,900
                                        -----------------------------------------------------------------------------------------
                                        NL Industries, Inc., 11.75%
                                        Sr. Sec. Nts., 10/15/03                                       3,200,000         3,344,000
                                        -----------------------------------------------------------------------------------------
                                        OSI Specialties Holding Co., 0%/11.50%
                                        Sr. Sec. Disc. Debs., Series B, 4/15/04(7)                    6,469,000         4,560,645
                                        -----------------------------------------------------------------------------------------
                                        OSI Specialties, Inc., 9.25%
                                        Sr. Sub. Nts., 10/1/03                                        4,195,000         4,236,950
                                        -----------------------------------------------------------------------------------------
                                        Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                  7,400,000         7,899,500
                                        -----------------------------------------------------------------------------------------
                                        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05     3,400,000         3,655,000
                                                                                                                      -----------
                                                                                                                       39,596,495

                                        6  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--3.5%                        Owens-Illinois, Inc., 10% Sr. Sub. Nts., 8/1/02              $2,450,000        $2,535,750
                                        -----------------------------------------------------------------------------------------
                                        Owens-Illinois, Inc., 11% Sr. Debs., 12/1/03                 11,955,000        13,240,163
                                        -----------------------------------------------------------------------------------------
                                        U.S. Can Co., 13.50% Sr. Sub. Nts., 1/15/02                  25,450,000        28,122,250
                                                                                                                      -----------
                                                                                                                       43,898,163
---------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.7%                     Kaiser Aluminum & Chemical Corp., 9.875%

                                        Sr. Nts., 2/15/02                                             8,560,000         8,388,800
---------------------------------------------------------------------------------------------------------------------------------
PAPER--6.9%                             Domtar, Inc.:
                                        11.25% Debs., 9/15/17                                         1,060,000         1,134,200
                                        11.75% Sr. Nts., 3/15/99                                        600,000           663,000
                                        12% Nts., 4/15/01                                             1,060,000         1,224,300
                                        -----------------------------------------------------------------------------------------
                                        Gaylord Container Corp., 0%/12.75%
                                        Sr. Sub. Disc. Debs., 5/15/05(7)                              3,150,000         3,087,000
                                        -----------------------------------------------------------------------------------------
                                        Gaylord Container Corp., 11.50%
                                        Sr. Nts., 5/15/01                                             8,200,000         8,702,250
                                        -----------------------------------------------------------------------------------------
                                        QUNO Corp., 9.125% Sr. Nts., 5/15/05                          8,200,000         8,200,000
                                        -----------------------------------------------------------------------------------------
                                        Repap New Brunswick, Inc.:
                                        9.50% First Priority Sr. Sec. Nts., 7/15/00(4)                1,300,000         1,322,750
                                        9.875% First Priority Sr. Sec. Nts., 7/15/00                  6,600,000         6,699,000
                                        -----------------------------------------------------------------------------------------
                                        Repap Wisconsin, Inc., 9.25% First Priority
                                        Sr. Sec. Nts., 2/1/02                                        12,020,000        11,674,425
                                        -----------------------------------------------------------------------------------------
                                        Riverwood International Corp.:
                                        10.375% Sr. Sub. Nts., 6/30/04                                3,300,000         3,630,000
                                        10.75% Sr. Nts., 6/15/00                                      2,000,000         2,160,000
                                        11.25% Sr. Sub. Nts., 6/15/02                                10,450,000        11,416,625
                                        -----------------------------------------------------------------------------------------
                                        SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                    8,350,000         9,018,000
                                        -----------------------------------------------------------------------------------------
                                        Stone Consolidated Corp.:
                                        10.25% Sr. Sec. Nts., 12/15/00                                9,385,000         9,783,863
                                        -----------------------------------------------------------------------------------------
                                        Stone Container Corp.:
                                        10.75% First Mtg. Nts., 10/1/02                               3,600,000         3,798,000
                                        10.75% Sr. Sub. Nts., 6/15/97                                 1,000,000         1,046,250
                                        9.875% Sr. Nts., 2/1/01                                       3,000,000         3,000,000
                                                                                                                      -----------
                                                                                                                       86,559,663
---------------------------------------------------------------------------------------------------------------------------------
STEEL--2.3%                             AK Steel Corp., 10.75% Gtd. Sr. Nts., 4/1/04                  3,200,000         3,368,000
                                        -----------------------------------------------------------------------------------------
                                        Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                26,985,000        25,770,675
                                                                                                                      -----------
                                                                                                                       29,138,675
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--22.5%
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--2.9%                 Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,

                                        Series B, 5/27/98                                            17,500,000        13,037,500
                                        -----------------------------------------------------------------------------------------
                                        Harman International Industries, Inc.,
                                        12% Sr. Sub. Nts., 8/1/02                                    12,000,000        13,140,000
                                        -----------------------------------------------------------------------------------------
                                        International Semi-Tech Microelectronics, Inc.,
                                        0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(7)                    19,410,000         9,802,050
                                        -----------------------------------------------------------------------------------------
                                        Revlon Consumer Products Corp.,
                                        10.50% Sr. Sub. Nts., Series B, 2/15/03                         460,000           453,100
                                                                                                                      -----------
                                                                                                                       36,432,650
---------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--2.3%            Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03        2,000,000
      1,970,000
                                        -----------------------------------------------------------------------------------------
                                        Cott Corp., 9.375% Sr. Nts., 7/1/05                           5,650,000         5,720,625
                                        -----------------------------------------------------------------------------------------
                                        Curtice-Burns Foods, Inc., 12.25% Sr. Sub. Nts., 2/1/05       4,500,000         4,803,750
                                        -----------------------------------------------------------------------------------------
                                        Di Giorgio Corp., 12% Sr. Nts., 2/15/03                       5,400,000         4,023,000
                                        -----------------------------------------------------------------------------------------
                                        Dr. Pepper Bottling Holdings, Inc., 0%/11.625%
                                        Sr. Disc. Nts., 2/15/03(7)                                    1,000,000           745,000
                                        -----------------------------------------------------------------------------------------
                                        Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04     7,150,000         4,969,250
                                        -----------------------------------------------------------------------------------------
                                        Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                6,625,000         6,393,125
                                                                                                                      -----------
                                                                                                                       28,624,750

                                        7  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--5.4%                        Abbey Healthcare Group, Inc., 9.50%
                                        Sr. Sub. Nts., 11/1/02                                       $1,500,000        $1,552,500
                                        -----------------------------------------------------------------------------------------
                                        AmeriSource Corp., 11.25% Sr. Debs., 7/15/05(5)               3,538,328         3,620,152
                                        -----------------------------------------------------------------------------------------
                                        Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04         11,430,000        12,201,525
                                        -----------------------------------------------------------------------------------------
                                        Columbia/HCA Healthcare Corp., 6.91% Nts., 6/15/05           11,575,000        10,996,250
                                        -----------------------------------------------------------------------------------------
                                        Healthsouth Rehabilitation Corp., 9.50%
                                        Sr. Sub. Nts., 4/1/01                                         2,640,000         2,725,800
                                        -----------------------------------------------------------------------------------------
                                        Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02      7,977,000         8,974,125
                                        -----------------------------------------------------------------------------------------
                                        National Medical Enterprises, Inc., 10.125%
                                        Sr. Sub. Nts., 3/1/05                                        11,550,000        12,271,875
                                        -----------------------------------------------------------------------------------------
                                        Ornda Healthcorp, 12.25% Sr. Sub. Nts., 5/15/02               4,500,000         4,972,500
                                        -----------------------------------------------------------------------------------------
                                        Quorum Health Group, Inc., 11.875%
                                        Sr. Sub. Nts., 12/15/02                                       4,745,000         5,213,569
                                        -----------------------------------------------------------------------------------------
                                        Surgical Health Corp., 11.50% Sr. Sub. Nts., 7/15/04          2,550,000         2,945,250
                                        -----------------------------------------------------------------------------------------
                                        Total Renal Care, Inc., Units (each Unit consists of $1,000 principal amount of 0%/12% Sr. Sub. Disc. Nts., 8/15/04 and
                                        nine shares of non-voting Class B Common Stock)(7)(8)         3,000,000         2,745,000
                                                                                                                      -----------
                                                                                                                       68,218,546
---------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--7.0%                      Arizona Charlie's, Inc., 12% First Mtg. Nts.,
                                        Series A, 11/15/00(9)                                         2,750,000         2,172,500
                                        -----------------------------------------------------------------------------------------
                                        Aztar Corp., 11% Sr. Sub. Nts., 10/1/02                       2,000,000         2,000,000
                                        -----------------------------------------------------------------------------------------
                                        Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                    4,630,000         5,243,475
P                                        -----------------------------------------------------------------------------------------
                                        Bally's Park Place Funding, Inc., 9.25%
                                        Gtd. First Mtg. Nts., 3/15/04                                 6,800,000         6,460,000
                                        -----------------------------------------------------------------------------------------
                                        Boyd Gaming Corp., 10.75% Sr. Sub. Nts., 9/1/03               3,035,000         3,141,225
                                        -----------------------------------------------------------------------------------------
                                        Capital Gaming International, Inc. Promissory Nts.               22,500                --
                                        -----------------------------------------------------------------------------------------
                                        Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
                                        Series A, 11/15/00(9)                                         1,000,000           890,000
                                        -----------------------------------------------------------------------------------------
                                        Casino America, Inc.,
                                        Zero Coupon First Mtg. Nts., 11/15/01                         4,350,000         4,437,000
                                        -----------------------------------------------------------------------------------------
                                        Empress River Casino Finance Corp.,
                                        10.75% Gtd. Sr. Nts., 4/1/02                                  5,820,000         5,892,750
                                        -----------------------------------------------------------------------------------------
                                        GB Property Funding Corp.,
                                        10.875% First Mtg. Nts., 1/15/04                              3,100,000         2,697,000
                                        -----------------------------------------------------------------------------------------
                                        GNF Corp., 10.625% Gtd. First Mtg. Nts.,
                                        Series B, 4/1/03                                              2,000,000         1,695,000
                                        -----------------------------------------------------------------------------------------
                                        HMH Properties, Inc., 9.50% Sr. Sec. Nts., 5/15/05(10)        4,850,000         4,728,750
                                        -----------------------------------------------------------------------------------------
                                        Hollywood Casino Corp., 14% Sr. Sec. Nts., 4/1/98             800,000             884,000
                                        -----------------------------------------------------------------------------------------
                                        Maritime Group Ltd., Units (consisting of $1,000
                                        principal amount of 14.25% First Mtg. Nts.,
                                        Series 2/15/97 and one Warrant to purchase one share of
                                        Palace Casinos, Inc., Series A Common Stock)(8)(10)(11)     2,212,618           1,239,066
                                        -----------------------------------------------------------------------------------------
                                        MGM Grand Hotel Finance Corp., 11.75% First Mtg. Nts.,
                                        Series A, 5/1/99                                            2,500,000           2,706,250
                                        -----------------------------------------------------------------------------------------
                                        MGM Grand Hotel Finance Corp.,
                                        12% First Mtg. Nts., 5/1/02                                 9,930,000          11,084,363
                                        -----------------------------------------------------------------------------------------
                                        Players International, Inc.,
                                        10.875% Sr. Nts., 4/15/05(10)                               7,260,000           7,169,250
                                        -----------------------------------------------------------------------------------------
                                        Resorts International, Inc., Zero Coupon Sec.
                                        First Mtg. Non-Recourse Pass-Through Nts., 6/30/00          6,785,000           6,038,650
                                        -----------------------------------------------------------------------------------------
                                        Showboat, Inc., 13% Sr. Sub. Nts., 8/1/09                     750,000             775,313
                                        -----------------------------------------------------------------------------------------
                                        Showboat, Inc., 9.25% First Mtg. Bonds, 5/1/08              3,850,000           3,542,000
                                        -----------------------------------------------------------------------------------------
                                        Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03         9,960,000           9,312,600
                                        -----------------------------------------------------------------------------------------
                                        Trump Hotels & Casino Resorts Holdings LP/Trump
                                        Hotels & Casino Resorts Funding, Inc., 15.50%
                                        Sr. Sec. Nts., 6/15/05                                      1,400,000           1,368,500
                                        -----------------------------------------------------------------------------------------
                                        Trump Plaza Funding, Inc.,
                                        10.875% Gtd. Mtg. Nts., 6/15/01                             4,175,000           3,861,875
                                        -----------------------------------------------------------------------------------------
                                        Trump's Castle Funding, Inc.,
                                        13.875% Sub. Nts., 11/15/05(5)                                     26                  19
                                                                                                                      -----------
                                                                                                                       87,339,586

                                        8  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
LEISURE--1.0%                           Gillett Holdings, Inc.,
                                        12.25% Sr. Sub. Nts., Series A, 6/30/02                   $12,075,200         $12,769,524
---------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.7%                       Carrols Corp., 11.50% Sr. Nts., 8/15/03                     7,000,000           6,615,000
                                        -----------------------------------------------------------------------------------------
                                        Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                     1,820,000           1,660,750
                                                                                                                      -----------
                                                                                                                        8,275,750
---------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--3.2%                   Consoltex Group, Inc.,
                                        11% Gtd. Sr. Sub. Nts., Series B, 10/1/03                   5,600,000           5,124,000
                                        -----------------------------------------------------------------------------------------
                                        Fieldcrest Cannon, Inc.,
                                        11.25% Sr. Sub. Debs., 6/15/04                              1,300,000           1,368,250
                                        -----------------------------------------------------------------------------------------
                                        Pope, Evans & Robbins, Inc.,
                                        7% Sr. Nts., 5/15/98(11)(12)                                5,955,189             267,984
                                        -----------------------------------------------------------------------------------------
                                        PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01             7,150,000           7,257,250
                                        -----------------------------------------------------------------------------------------
                                        PT Polysindo Eka Perkasa,
                                        Zero Coupon Promissory Nts., 10/23/96 IDR               9,000,000,000           2,894,589
                                        -----------------------------------------------------------------------------------------
                                        Synthetic Industries, Inc.,
                                        12.75% Sr. Sub. Debs., 12/1/02                             12,000,000          12,060,000
                                        -----------------------------------------------------------------------------------------
                                        WestPoint Stevens, Inc.,
                                        9.375% Sr. Sub. Debs., 12/15/05                            12,175,000          11,779,313
                                                                                                                      -----------
                                                                                                                       40,751,386
---------------------------------------------------------------------------------------------------------------------------------
ENERGY--9.4%                            AmeriGas Partners LP,
                                        10.125% Sr. Nts., 4/15/07(10)                               1,280,000           1,350,400
                                        -----------------------------------------------------------------------------------------
                                        Clark R&M Holdings, Inc., Zero Coupon
                                        Sr. Sec. Nts., Series A, 2/15/00                            6,650,000           4,189,500
                                        -----------------------------------------------------------------------------------------
                                        Crown Central Petroleum Corp.,
                                        10.875% Sr. Nts., 2/1/05                                    5,680,000           5,964,000
                                        -----------------------------------------------------------------------------------------
                                        Ferrellgas LP/Ferrellgas Finance Corp.,
                                        10% Sr. Nts., 8/1/01                                       12,100,000          12,584,000
                                        -----------------------------------------------------------------------------------------
                                        Gulf Canada Resources Ltd.,
                                        9.25% Sr. Sub. Debs., 1/15/04                               2,960,000           2,955,915
                                        -----------------------------------------------------------------------------------------
                                        Gulf Canada Resources Ltd.,
                                        9.625% Sr. Sub. Nts., 7/1/05(14)                            4,240,000           4,224,100
                                        -----------------------------------------------------------------------------------------
                                        HS Resources, Inc., 9.875% Sr. Sub. Nts., 12/1/03           3,250,000           3,168,750
                                        -----------------------------------------------------------------------------------------
                                        Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99            5,200,000           5,174,000
                                        -----------------------------------------------------------------------------------------
                                        Maxus Energy Corp.:
                                        11.50% Debs., 11/15/15                                      5,700,000           5,643,000
                                        9.375% Nts., 11/1/03                                          425,000             401,625
                                        9.875% Nts., 10/15/02                                       2,200,000           2,095,500
                                        -----------------------------------------------------------------------------------------
                                        Mesa Capital Corp.,
                                        0%/12.75% Sec. Disc. Nts., 6/30/98(7)                       1,645,000           1,480,500
                                        -----------------------------------------------------------------------------------------
                                        Nuevo Energy Co., 12.50% Sr. Sub. Nts., 6/15/02             5,000,000           5,375,000
                                        -----------------------------------------------------------------------------------------
                                        OPI International, Inc.,
                                        12.875% Gtd. Sr. Nts., 7/15/02                             11,765,000          13,294,450
                                        -----------------------------------------------------------------------------------------
                                        Petroleum Heat & Power Co., Inc.,
                                        12.25% Sub. Debs., 2/1/05                                   7,190,000           7,729,250
                                        -----------------------------------------------------------------------------------------
                                        Petroleum Heat & Power Co., Inc.,
                                        9.375% Sub. Debs., 2/1/06                                   2,030,000           1,877,750
                                        -----------------------------------------------------------------------------------------
                                        Plains Resources, Inc., 12% Sr. Sub. Nts., 10/1/99          1,600,000           1,660,000
                                        -----------------------------------------------------------------------------------------
                                        Santa Fe Energy Resources, Inc.,
                                        11% Sr. Sub. Debs., 5/15/04                                11,280,000          12,069,600
                                        -----------------------------------------------------------------------------------------
                                        Transco Energy Co., 9.375% Debs., 8/15/01                   7,000,000           7,907,298
                                        -----------------------------------------------------------------------------------------
                                        Triton Energy Corp.,
                                        Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                    7,000,000           5,705,000
                                        -----------------------------------------------------------------------------------------
                                        Wainoco Oil Corp., 12% Sr. Nts., 8/1/02                    11,925,000          12,402,000
                                        -----------------------------------------------------------------------------------------
                                        Wilrig AS, 11.25% Sr. Sec. Nts., 3/15/04                      800,000             844,000
                                                                                                                      -----------
                                                                                                                      118,095,638
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.6%
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.0%             Acme Holdings, Inc., 11.75% Sr. Nts., 6/1/00(11)            1,100,000
 445,500
                                        -----------------------------------------------------------------------------------------
                                        ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(9)                 2,230,477           2,453,525
                                        -----------------------------------------------------------------------------------------
                                        GPA Holland BV, 8.94% Medium-Term Nts.,
                                        Series C, 2/16/99                                           7,300,000           5,621,000
                                        -----------------------------------------------------------------------------------------
                                        GPA Investment BV, 6.40% Nts., 11/19/98                     2,000,000           1,525,000
                                        -----------------------------------------------------------------------------------------
                                        Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03            8,802,000           1,287,293
                                        -----------------------------------------------------------------------------------------
                                        Olympic Financial Ltd., 13% Sr. Nts., 5/1/00                1,890,000           1,946,700
                                                                                                                      -----------
                                                                                                                       13,279,018

                                        9  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.6%                         American Life Holding Co.,
                                        11.25% Sr. Sub. Nts., 9/15/04                             $11,730,000         $12,257,850
                                        -----------------------------------------------------------------------------------------
                                        Life Partners Group, Inc.,
                                        12.75% Sr. Sub. Nts., 7/15/02                              12,170,000          13,447,850
                                        -----------------------------------------------------------------------------------------
                                        Terra Nova Holdings, 10.75% Sr. Nts., 7/1/05                6,400,000           6,496,000
                                                                                                                      -----------
                                                                                                                       32,201,700
---------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--4.0%
---------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--3.1%                American Standard, Inc.,
                                        0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(7)                  10,625,000           8,075,000
                                        -----------------------------------------------------------------------------------------
                                        American Standard, Inc., 10.875% Sr. Nts., 5/15/99          1,750,000           1,898,750
                                        -----------------------------------------------------------------------------------------
                                        Diamond Cable Communications PLC,
                                        0%/13.25% Sr. Disc. Nts., 9/30/04(7)                        1,280,000             848,000
                                        -----------------------------------------------------------------------------------------
                                        Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                 9,300,000           8,811,750
                                        -----------------------------------------------------------------------------------------
                                        Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03             3,750,000           3,825,000
                                        -----------------------------------------------------------------------------------------
                                        USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                  12,900,000          13,093,500
                                        -----------------------------------------------------------------------------------------
                                        Walter Industries, Inc., 17% Sub. Nts., 1/1/96(11)          3,150,000           2,000,250
                                                                                                                      -----------
                                                                                                                       38,552,250
---------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.9%          NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03                       6,400,000
  5,872,000
                                        -----------------------------------------------------------------------------------------
                                        Olympia & York First Canadian Place Ltd.,
                                        11% Debs., Series 3, 11/4/49(13) CAD                        4,875,000           2,182,238
                                        -----------------------------------------------------------------------------------------
                                        Tribasa Toll Road Trust, 10.50% Nts.,
                                        Series 1993-A, 12/1/11(10)                                  6,000,000           3,870,000
                                                                                                                      -----------
                                                                                                                       11,924,238
---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.9%
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS--1.6%   Berg Electronics Holdings Corp.,

                                        11.375% Sr. Sub. Debs., 5/1/03                              5,890,000           6,125,600
                                        -----------------------------------------------------------------------------------------
                                        Businessland, Inc., 5.50% Sub. Debs., 3/1/07                3,850,000             808,500
                                        -----------------------------------------------------------------------------------------
                                        Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                6,930,000           7,155,225
                                        -----------------------------------------------------------------------------------------
                                        Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97(4)       5,631,000           6,286,059
                                                                                                                      -----------
                                                                                                                       20,375,384
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.4%                        Aftermarket Technology Corp.,
                                        12% Sr. Sub. Nts., 8/1/04                                   4,730,000           5,061,100
                                        -----------------------------------------------------------------------------------------
                                        Aftermarket Technology Corp.,
                                        12% Sr. Sub. Nts., 8/1/04(10)                               1,870,000           1,996,225
                                        -----------------------------------------------------------------------------------------
                                        Foamex LP/Foamex Capital Corp.,
                                        11.25% Sr. Nts., 10/1/02                                    6,600,000           6,534,000
                                        -----------------------------------------------------------------------------------------
                                        Foamex LP/Foamex Capital Corp.,
                                        9.50% Sr. Sec. Nts., 6/1/00                                   800,000             782,000
                                        -----------------------------------------------------------------------------------------
                                        JPS Automotive Products Corp.,
                                        11.125% Sr. Nts., 6/15/01                                   3,350,000           3,291,375
                                                                                                                      -----------
                                                                                                                       17,664,700
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.9%                     Atlantis Group, Inc., 11% Sr. Nts., 2/15/03                   930,000             916,050
                                        -----------------------------------------------------------------------------------------
                                        Imo Industries, Inc., 12% Sr. Sub. Debs., 11/1/01           2,500,000           2,543,750
                                        -----------------------------------------------------------------------------------------
                                        Imo Industries, Inc., 12.25% Sr. Sub. Debs., 8/15/97        7,368,000           7,403,190
                                                                                                                      -----------
                                                                                                                       10,862,990
---------------------------------------------------------------------------------------------------------------------------------
MEDIA--9.9%
---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--6.2%                  American Telecasting, Inc.,
                                        0%/12.50% Sr. Disc. Nts., 6/15/04(7)                        7,200,000           4,230,000
                                        -----------------------------------------------------------------------------------------
                                        Bell Cablemedia PLC,
                                        0%/11.95% Sr. Disc. Nts., 7/15/04(7)                        1,500,000           1,005,000
                                        -----------------------------------------------------------------------------------------
                                        Cablevision Systems Corp.:
                                        10.75% Sr. Sub. Debs., 4/1/04                               7,800,000           8,180,250
                                        9.875% Sr. Sub. Debs., 2/15/13                              1,700,000           1,789,250
                                        9.875% Sr. Sub. Debs., 4/1/23                               1,000,000           1,045,000
                                        -----------------------------------------------------------------------------------------
                                        Century Communications Corp.,
                                        11.875% Sr. Sub. Debs., 10/15/03                            1,800,000           1,912,500
                                        -----------------------------------------------------------------------------------------
                                        Century Communications Corp., 9.50% Sr. Nts., 3/1/05        8,500,000           8,500,000

                                        10  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION  (continued)           Continental Cablevision, Inc.,
                                        11% Sr. Sub. Debs., 6/1/07                                 $2,430,000          $2,697,300
                                        -----------------------------------------------------------------------------------------
                                        Continental Cablevision, Inc.,
                                        9.50% Sr. Debs., 8/1/13                                    10,985,000          11,369,475
                                        -----------------------------------------------------------------------------------------
                                        Helicon Group LP/Helicon Capital Corp.,
                                        9% Sr. Sec. Nts., Series B, 11/1/03(4)                      3,250,000           2,998,125
                                        -----------------------------------------------------------------------------------------
                                        International CableTel, Inc.,
                                        0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(7)              640,000             425,600
                                        -----------------------------------------------------------------------------------------
                                        International CableTel, Inc.,
                                        0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(7)(10)         11,080,000           6,592,600
                                        -----------------------------------------------------------------------------------------
                                        Rogers Cablesystems, Inc., 10% Sr. Nts., 3/15/05(10)        4,000,000           4,125,000
                                        -----------------------------------------------------------------------------------------
                                        Rogers Communications, Inc.,
                                        10.875% Sr. Debs., 4/15/04                                  4,200,000           4,326,000
                                        -----------------------------------------------------------------------------------------
                                        Time Warner, Inc., 9.125% Debs., 1/15/13                    9,950,000          10,431,510
                                        -----------------------------------------------------------------------------------------
                                        Time Warner, Inc., 9.15% Debs., 2/1/23                      1,700,000           1,792,276
                                        -----------------------------------------------------------------------------------------
                                        TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07               5,000,000           5,782,375
                                                                                                                      -----------
                                                                                                                       77,202,261
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--2.7%                 Ackerley Communications, Inc.,
                                        10.75% Sr. Sec. Nts., Series A, 10/1/03                     6,950,000           7,332,250
                                        -----------------------------------------------------------------------------------------
                                        Echostar Communications Corp.,
                                        0%/12.875% Sr. Disc. Nts., 6/1/04(7)                        4,310,000           2,101,125
                                        -----------------------------------------------------------------------------------------
                                        Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03           7,550,000           7,568,875
                                        -----------------------------------------------------------------------------------------
                                        News America Holdings, Inc.,
                                        10.125% Gtd. Sr. Debs., 10/15/12                            2,000,000           2,414,234
                                        -----------------------------------------------------------------------------------------
                                        Panamsat LP/Panamsat Capital Corp.,
                                        0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(7)                  14,600,000          10,384,250
                                        -----------------------------------------------------------------------------------------
                                        Panamsat LP/Panamsat Capital Corp.,
                                        9.75% Sr. Sec. Nts., 8/1/00                                 3,500,000           3,605,000
                                                                                                                      -----------
                                                                                                                       33,405,734
---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.1%                AMC Entertainment, Inc.,
                                        11.875% Gtd. Sr. Nts., 8/1/00                               1,800,000           1,953,000
---------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.9%               Bell & Howell Holdings Co.,
                                        0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(7)             11,630,000           6,861,700
                                        -----------------------------------------------------------------------------------------
                                        Sullivan Graphics, Inc., 15% Sr. Sub. Nts., 2/1/00          4,500,000           4,770,000
                                                                                                                      -----------
                                                                                                                       11,631,700
---------------------------------------------------------------------------------------------------------------------------------
OTHER--1.7%
---------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.2%                     Talley Manufacturing & Technology, Inc.,

                                        10.75% Sr. Nts., 10/15/03                                   2,400,000           2,364,000
---------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.8%                     EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                 8,800,000
7,854,000
                                        -----------------------------------------------------------------------------------------
                                        Envirotest Systems Corp., 9.625% Sr. Sub. Nts., 4/1/03      2,255,000           1,679,975
                                        -----------------------------------------------------------------------------------------
                                        Mid-American Waste Systems, Inc.,
                                        12.25% Sr. Sub. Nts., 2/15/03                                 800,000             828,000
                                                                                                                      -----------
                                                                                                                       10,361,975
---------------------------------------------------------------------------------------------------------------------------------
SERVICES--0.7%                          Protection One Alarm Monitoring, Inc., Units (each
                                        Unit consists of ten $1,000 principal amount 0%/13.625%
                                        Sr. Sub. Disc. Nts., 6/30/05  and thirty-two Warrants,
                                        each Warrant entitles holder to purchase one share of
                                        Protection One, Inc. Common Stock(7)(8)(10)                13,100,000           8,842,500
---------------------------------------------------------------------------------------------------------------------------------
RETAIL--8.3%
---------------------------------------------------------------------------------------------------------------------------------
DRUG STORES--2.5%                       Duane Reade, 12% Sr. Nts., Series B, 9/15/02                5,000,000
4,025,000
                                        -----------------------------------------------------------------------------------------
                                        Revco D.S., Inc., 9.125% Sr. Nts., 1/15/00                 13,800,000          14,421,000
                                        -----------------------------------------------------------------------------------------
                                        Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03            11,550,000          12,300,750
                                                                                                                      -----------
                                                                                                                       30,746,750

                                        11  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--3.3%               Brylane LP/Brylane Capital Corp.,
                                        10% Sr. Sub. Nts., Series B, 9/1/03                       $11,100,000         $10,933,500
                                        -----------------------------------------------------------------------------------------
                                        Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01         8,300,000           7,947,250
                                        -----------------------------------------------------------------------------------------
                                        Eye Care Centers of America, Inc.,
                                        12% Sr. Nts., 10/1/03                                       5,450,000           4,469,000
                                        -----------------------------------------------------------------------------------------
                                        Finlay Fine Jewelry Corp.,
                                        10.625% Sr. Nts., 5/1/03                                    8,850,000           8,540,250
                                        -----------------------------------------------------------------------------------------
                                        United Stationers Supply Co.,
                                        12.75% Sr. Sub. Nts., 5/1/05(10)                            6,000,000           6,075,000
                                        -----------------------------------------------------------------------------------------
                                        Zale Delaware, Inc., 11% Gtd.
                                        Second Priority Sr. Sec. Nts., 7/30/00                      3,500,000           3,491,250
                                                                                                                      -----------
                                                                                                                       41,456,250
---------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--2.5%                      Grand Union Co., 12% Sr. Nts., 9/1/04(14)                  10,226,000
9,970,350
                                        -----------------------------------------------------------------------------------------
                                        Kash 'N Karry Food Stores, Inc.,
                                        11.50% Sr. Nts., 2/1/03(5)                                  2,781,158           2,702,000
                                        -----------------------------------------------------------------------------------------
                                        Penn Traffic Co., 9.625% Sr. Sub. Nts., 4/15/05             7,890,000           7,475,775
                                        -----------------------------------------------------------------------------------------
                                        Purity Supreme, Inc.,
                                        11.75% Sr. Sec. Nts., Series B, 8/1/99                      7,375,000           7,946,563
                                        -----------------------------------------------------------------------------------------
                                        Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04               3,300,000           3,316,500
                                                                                                                      -----------
                                                                                                                       31,411,188
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.9%
---------------------------------------------------------------------------------------------------------------------------------
RAILROADS--1.0%                         Transtar Holdings LP/Transtar Capital Corp.,
                                        0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(7)           21,515,000          13,016,575
---------------------------------------------------------------------------------------------------------------------------------
SHIPPING--1.9%                          Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04             6,400,000           6,816,000
                                        -----------------------------------------------------------------------------------------
                                        Sea Containers Ltd.:
                                        12.50% Sr. Sub. Debs., Series A, 12/1/04                    1,250,000           1,375,000
                                        12.50% Sr. Sub. Debs., Series B, 12/1/04                    2,900,000           3,117,500
                                        9.50% Sr. Sub. Debs., 7/1/03                                4,000,000           3,900,000
                                        -----------------------------------------------------------------------------------------
                                        Trans Ocean Container Corp.,
                                        12.25% Sr. Sub. Nts., 7/1/04                                7,950,000           8,069,250
                                                                                                                      -----------
                                                                                                                       23,277,750
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.9%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%                California Energy Co.,
                                        0%/10.25% Sr. Disc. Nts., 1/15/04(7)                        2,680,000           2,331,602
                                        -----------------------------------------------------------------------------------------
                                        Subic Power Corp.,
                                        9.50% Sinking Fund Debs., 12/28/08(10)                      2,793,103           2,430,000
                                                                                                                      -----------
                                                                                                                        4,761,602
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.5%                Horizon Cellular Telephone LP/Horizon Finance Corp.,

                                        0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(7)                 10,456,000           8,207,960
                                        -----------------------------------------------------------------------------------------
                                        In Flight Phone Corp., Units (each Unit consists of
                                        $1,000 principal amount of 0%/14% Sr. Disc. Nts.,
                                        Series A, 5/15/02 and one Warrant to purchase one
                                        share of Common Stock)(7)(8)(10)                            6,400,000           3,776,000
                                        -----------------------------------------------------------------------------------------
                                        MFS Communications, Inc.,
                                        0%/9.375% Sr. Disc. Nts., 1/15/04(7)                        3,850,000           2,685,375
                                        -----------------------------------------------------------------------------------------
                                        PriCellular Wireless Corp.,
                                        0%/14% Sr. Sub. Disc. Nts., 11/15/01(7)                     2,133,000           1,717,065
                                        -----------------------------------------------------------------------------------------
                                        USA Mobile Communications, Inc. II,
                                        14% Sr. Nts., 11/1/04                                       2,000,000           2,160,000
                                                                                                                      -----------
                                                                                                                       18,546,400
---------------------------------------------------------------------------------------------------------------------------------
                                        Total Corporate Bonds and Notes (Cost $1,063,469,788)                       1,061,927,591


                                                                                                    SHARES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.6%
---------------------------------------------------------------------------------------------------------------------------------
                                        Digicon, Inc.                                                   4,930              28,964
                                        -----------------------------------------------------------------------------------------
                                        ECM Fund, L.P.I.(9)                                             1,350           1,350,000
                                        -----------------------------------------------------------------------------------------
                                        Equitable Bag, Inc.(15)                                        39,357              98,393
                                        -----------------------------------------------------------------------------------------
                                        Finlay Enterprises, Inc.(15)                                    4,266              60,257
                                        -----------------------------------------------------------------------------------------
                                        Grand Union Co.(15)                                           144,928           2,065,224

                                        12  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                                     MARKET VALUE
                                                                                                    SHARES           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (continued)               Great Bay Power Corp.(15)                                      39,565            $306,629
                                        -----------------------------------------------------------------------------------------
                                        Hollywood Casino Corp.(15)                                     90,836             806,170
                                        -----------------------------------------------------------------------------------------
                                        Jewel Recovery LP(15)                                          10,113                  --
                                        -----------------------------------------------------------------------------------------
                                        LTV Corp.(15)                                                     958              14,011
                                        -----------------------------------------------------------------------------------------
                                        New World Communications Group, Inc., Cl. A(15)                20,292             423,596
                                        -----------------------------------------------------------------------------------------
                                        Pope, Evans & Robbins, Inc.(12)(15)                         1,688,400              52,763
                                        -----------------------------------------------------------------------------------------
                                        Resorts International, Inc.(15)                               282,691             777,400
                                        -----------------------------------------------------------------------------------------
                                        Triangle Wire & Cable Inc.(9)(15)                             370,500             741,000
                                        -----------------------------------------------------------------------------------------
                                        Walter Industries, Inc.(15)                                     7,097              97,584
                                        -----------------------------------------------------------------------------------------
                                        Zale Corp.(15)                                                 10,113             136,526
                                        -----------------------------------------------------------------------------------------
                                        Total Common Stocks (Cost $9,687,771)                                           6,958,517
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.4%
---------------------------------------------------------------------------------------------------------------------------------
                                        California Federal Bank, 10.625% Non-Cum., Series B            19,480           2,084,360
                                        -----------------------------------------------------------------------------------------
                                        First Nationwide Bank, 11.50% Non-Cum.                        108,300          11,696,400
                                        -----------------------------------------------------------------------------------------
                                        K-III Communications Corp.,
                                        $11.625 Exchangeable, Series B(5)                              14,185           1,376,034
                                        -----------------------------------------------------------------------------------------
                                        SDW Holdings Corp. Units (each Unit consists of
                                        ten shares of Sr. Exchangeable Preferred Stock
                                        and one Cl. B Warrant to purchase  one share of
                                        Common Stock)(8)(10)                                            6,187           1,673,224
                                        -----------------------------------------------------------------------------------------
                                        Unisys Corp., $3.75 Cv., Series A                              29,400           1,264,200
                                        -----------------------------------------------------------------------------------------
                                        Total Preferred Stocks (Cost $17,097,876)                                      18,094,218


                                                                                                    UNITS
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.5%

---------------------------------------------------------------------------------------------------------------------------------
                                        ALC Communications Corp. Wts., Exp. 12/95                     275,000               2,750
                                        -----------------------------------------------------------------------------------------
                                        American Telecasting, Inc. Wts., Exp. 6/99                     32,000              80,000
                                        -----------------------------------------------------------------------------------------
                                        Ames Department Stores, Inc., Excess Cash Flow Payment
                                        Certificates, Series AG-7A                                    326,800               3,268
                                        -----------------------------------------------------------------------------------------
                                        Ames Department Stores, Inc., Litigation Trust              1,045,990              10,460
                                        -----------------------------------------------------------------------------------------
                                        Becker Gaming, Inc. Wts., Exp. 11/00(9)                       125,000             125,000
                                        -----------------------------------------------------------------------------------------
                                        Casino America, Inc. Wts., Exp. 11/96                          13,052              13,052
                                        -----------------------------------------------------------------------------------------
                                        Digicon, Inc. Wts., Exp. 7/96                                   1,657                 932
                                        -----------------------------------------------------------------------------------------
                                        Echostar Communications Corp. Wts., Exp. 6/04                  25,860             290,925
                                        -----------------------------------------------------------------------------------------
                                        EUA Power Corp., Contingent Interest Certificates               2,000                  --
                                        -----------------------------------------------------------------------------------------
                                        Eye Care Centers of America, Inc. Wts., Exp. 10/03              5,450              27,250
                                        -----------------------------------------------------------------------------------------
                                        Federated Department Stores, Inc. Wts., Cl. C, Exp. 12/99      69,654             478,871
                                        -----------------------------------------------------------------------------------------
                                        Federated Department Stores, Inc. Wts., Cl. D, Exp. 12/01      69,654             487,578
                                        -----------------------------------------------------------------------------------------
                                        Gaylord Container Corp. Wts., Exp. 7/96                       291,367           3,022,933
                                        -----------------------------------------------------------------------------------------
                                        Interco, Inc. Wts., Series 1, Exp. 8/99                        32,716             134,954
                                        -----------------------------------------------------------------------------------------
                                        OSI Specialties Corp. Wts., 4/99(10)                            6,469              12,938
                                        -----------------------------------------------------------------------------------------
                                        Protection One, Inc. Wts., Exp. 11/03                         182,000           1,092,000
                                        -----------------------------------------------------------------------------------------
                                        Purity Supreme, Inc. Wts., Exp. 8/97(9)                        22,525                 451
                                        -----------------------------------------------------------------------------------------
                                        Republic Health Corp. Wts., Exp. 4/00                           3,763                  --
                                        -----------------------------------------------------------------------------------------
                                        Southland Corp. Wts., Exp. 3/96                                 5,800              10,875

                                        13  Oppenheimer High Yield Fund


STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                                   MARKET VALUE
                                                                                                    UNITS          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES       Terex Corp. Rts., Exp. 7/96(10)                                   534      $
       67
(continued)                             -----------------------------------------------------------------------------------------
                                        Trizec Corp. Wts., Exp. 7/99                                   16,277              24,880
                                        -----------------------------------------------------------------------------------------
                                        UGI Corp. Wts., Exp. 3/98                                      63,583               3,179
                                        -----------------------------------------------------------------------------------------
                                        Total Rights, Warrants and Certificates (Cost $3,323,484)                       5,822,363

                                                                                 DATE/PRICE        SHARES
---------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%            U.S. Treasury Nts. Call Opt.

                                       (Cost $125,938)                           Jul. 95/$102-05       13,000             $20,313
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,222,074,485)                                                        97.6%
1,222,789,939
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                           2.4          30,427,211
                                                                                                        -----      --------------
NET ASSETS                                                                                              100.0%     $1,253,217,150
                                                                                                        -----      --------------
                                                                                                        -----      --------------

1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:

ARA--Argentine Austral
CAD--Canadian Dollar
IDR--Indonesian Rupiah

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

3. Securities with an aggregate market value of $538,009 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts, as follows:

TYPE OF CONTRACT      NUMBER OF CONTRACTS          FACE AMOUNT
-----------------------------------------------------------------------
-------
U.S. Treasury Nts., 9/95        250               $25,000,000

The market value of the open contracts was $28,382,813 at June 30, 1995, with a net unrealized loss of $210,937.

4. Represents the current interest rate for a variable rate security.

5. Interest or dividend is paid in kind.

6. Represents the current interest rate for an increasing rate security.

7. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. In most cases, units involve a high degree of risk.

9. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

10. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $53,881,020 or 4.30% of the Fund's net assets, at June 30, 1995.

11. Non-income producing--issuer is in default of interest payment.

12. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended June 30, 1995. The aggregate fair value of all securities of affiliated companies as of June 30, 1995 amounted to $320,747. Transactions during the period in which the issuer was an affiliate are as follows:

                              BALANCE JUNE 30, 1994   GROSS ADDITIONS       GROSS REDEMPTIONS      BALANCE JUNE
30, 1995
                              ----------------------  --------------------  ---------------------  ---------------------  DIVIDEND
STOCKS                        SHARES/FACE  COST       SHARES/FACE  COST     SHARES/FACE   COST
SHARES/FACE  COST      INCOME
----------------------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.     1,688,400  $1,114,384          -- $     --          -- $       --   1,688,400  $1,114,384  $    --
----------------------------------------------------------------------------------------------------------------------------------
Petrolane, Inc., Cl. B            457,515   4,575,150          --       --     457,515  4,575,150          --          --   34,176

BONDS AND NOTES
----------------------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.,
7% Sr. Nts., 5/15/98            6,163,620   4,449,094          --  222,705     208,431      9,379   5,955,189   4,662,420
--
                                          -----------             --------             ----------              ----------  -------
                                          $10,138,628             $222,705             $4,584,529              $5,776,804  $34,176
                                          -----------             --------             ----------              ----------  -------
                                          -----------             --------             ----------              ----------  -------

13. Partial interest payment received.

14. When-issued security to be delivered and settled after June 30, 1995.

15. Non-income producing security.

See accompanying Notes to Financial Statements.

14  Oppenheimer High Yield Fund

                             STATEMENT OF ASSETS AND LIABILITIES   JUNE 30, 1995

----------------------------------------------------------------------------------------------------------------------------------
ASSETS                       Investments, at value (cost $1,222,074,485)--see accompanying statement                $1,222,789,939
                             -----------------------------------------------------------------------------------------------------
                             Receivables:
                             Interest                                                                                   29,037,265
                             Investments sold                                                                           18,081,263
                             Shares of beneficial interest sold                                                          1,916,134
                             -----------------------------------------------------------------------------------------------------
                             Receivable for daily variation on futures contracts                                           117,187
                             -----------------------------------------------------------------------------------------------------
                             Other                                                                                       2,153,904
                             -----------------------------------------------------------------------------------------------------
                             Total assets                                                                            1,274,095,692
                                                                                                                    --------------

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                  Bank overdraft                                                                              1,521,853
                             Payables and other liabilities:
                             Investments purchased                                                                      12,030,833
                             Dividends                                                                                   3,394,658
                             Shares of beneficial interest redeemed                                                      2,714,034
                             Distribution and service plan fees--Note 5                                                    635,713
                             Transfer and shareholder servicing agent fees                                                  40,739
                             Other                                                                                         540,712
                                                                                                                    --------------
                             Total liabilities                                                                          20,878,542

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $1,253,217,150
                                                                                                                    --------------
                                                                                                                    --------------

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF               Paid-in capital                                                                        $1,477,292,236
NET ASSETS                   -----------------------------------------------------------------------------------------------------
                             Overdistributed net investment income                                                     (3,769,638)
                             -----------------------------------------------------------------------------------------------------
                             Accumulated net realized loss from investment, written option and
                             foreign currency transactions                                                           (220,809,965)
                             -----------------------------------------------------------------------------------------------------
                             Net unrealized appreciation on investments and translation of
                             assets and liabilities denominated in foreign currencies                                      504,517
                                                                                                                    --------------
                             Net assets                                                                             $1,253,217,150
                                                                                                                    --------------
                                                                                                                    --------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Class A Shares:
PER SHARE                    Net asset value and redemption price per share (based on net assets of
                             $1,060,752,358 and 80,259,749 shares of beneficial interest outstanding)                       $13.22
                             Maximum offering price per share (net asset value plus sales charge of 4.75%
                             of offering price)                                                                             $13.88
----------------------------------------------------------------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value, redemption price and offering price per share (based on net assets of $192,464,792 and 14,639,438 shares of beneficial interest
                             outstanding)                                                                                   $13.15

                             See accompanying Notes to Financial Statements.

                             15  Oppenheimer High Yield Fund

                             STATEMENT OF OPERATIONS
                             FOR THE YEAR ENDED JUNE 30, 1995

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME            Interest (net of withholding taxes of $131,146)                                          $122,002,614
                             -----------------------------------------------------------------------------------------------------
                             Dividends:
                             Unaffiliated companies (net of withholding taxes of $7,366)                                 1,511,846
                             Affiliated companies                                                                           34,176
                                                                                                                      ------------
                             Total income                                                                              123,548,636
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                     Management fees--Note 5                                                                     7,542,307
                             -----------------------------------------------------------------------------------------------------
                             Distribution and service plan fees:
                             Class A--Note 5                                                                             1,981,782
                             Class B--Note 5                                                                             1,343,774
                             -----------------------------------------------------------------------------------------------------
                             Transfer and shareholder servicing agent fees--Note 5                                       1,076,505
                             -----------------------------------------------------------------------------------------------------
                             Shareholder reports                                                                           484,540
                             -----------------------------------------------------------------------------------------------------
                             Custodian fees and expenses                                                                   100,052
                             -----------------------------------------------------------------------------------------------------
                             Legal and auditing fees                                                                        67,313
                             -----------------------------------------------------------------------------------------------------
                             Trustees' fees and expenses                                                                    54,706
                             -----------------------------------------------------------------------------------------------------
                             Registration and filing fees:
                             Class B                                                                                        34,542
                             -----------------------------------------------------------------------------------------------------
                             Other                                                                                         133,363
                                                                                                                      ------------
                             Total expenses                                                                             12,818,884
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  110,729,752
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED      Net realized gain (loss) on:
GAIN (LOSS) ON INVESTMENTS,  Investments:
OPTIONS WRITTEN                 Unaffiliated companies                                                                 (59,188,576)
AND FOREIGN CURRENCY            Affiliated companies                                                                      2,744,845
TRANSACTIONS                 Closing of options written--Note 4                                                           (578,488)
                             Foreign currency transactions                                                                (155,967)
                                                                                                                      ------------
                             Net realized loss                                                                         (57,178,186)
                             -----------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on:
                             Investments                                                                                26,793,814
                             Translation of assets and liabilities denominated in foreign currencies                       (30,694)
                                                                                                                      ------------
                             Net change                                                                                 26,763,120
                                                                                                                      ------------
                             Net realized and unrealized loss on investments, options written and foreign
                             currency transactions                                                                     (30,415,066)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
 $80,314,686
                                                                                                                      ------------
                                                                                                                      ------------

                             See accompanying Notes to Financial Statements.

                             16  Oppenheimer High Yield Fund

                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED JUNE 30,
                                                                                                   1995             1994
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                   Net investment income                                                 $  110,729,752   $  116,850,546
                             -----------------------------------------------------------------------------------------------------
                             Net realized gain (loss) on investments, options written and foreign
                             currency transactions                                                    (57,178,186)      14,669,174
                             -----------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on investments and translation of assets and liabilities denominated in foreign
                             currencies                                                                26,763,120      (59,741,123)
                                                                                                   --------------   --------------
                             Net increase in net assets resulting from operations                      80,314,686       71,778,597
----------------------------------------------------------------------------------------------------------------------------------
EQUALIZATION                 Net change                                                                        --          (96,177)
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                Dividends from net investment income:
DISTRIBUTIONS                Class A ($1.295 and $1.407 per share, respectively)                      (98,284,579)
(109,900,662)
TO SHAREHOLDERS              Class B ($1.192 and $1.295 per share, respectively)                      (11,983,690)
(4,671,944)
                             -----------------------------------------------------------------------------------------------------
                             Tax return of capital distribution:
                             Class A ($.012 per share)                                                   (998,196)              --
                             Class B ($.012 per share)                                                   (181,114)              --
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST          Net increase (decrease) in net assets resulting from Class A beneficial
TRANSACTIONS                 interest transactions--Note 2                                             40,387,389      (30,446,407)
                             -----------------------------------------------------------------------------------------------------
                             Net increase in net assets resulting from Class B beneficial
                             interest transactions--Note 2                                            107,007,443       80,742,052
                                                                                                   --------------   --------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                   Total increase                                                           116,261,939        7,405,459
                             -----------------------------------------------------------------------------------------------------
                             Beginning of period                                                    1,136,955,211    1,129,549,752
                                                                                                   --------------   --------------
                             End of period (including overdistributed net investment income
                             of $3,769,638 and $3,538,462, respectively)                           $1,253,217,150   $1,136,955,211
                                                                                                   --------------   --------------
                                                                                                   --------------   --------------

                             See accompanying Notes to Financial Statements.

                             17  Oppenheimer High Yield Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     -----------------------------------------------
                                                     YEAR ENDED JUNE 30,
                                                     1995         1994         1993         1992
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $13.63       $14.16       $13.76     $13.08
----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                      1.30         1.42         1.60       1.79
Net realized and unrealized gain
(loss) on investments, options written and
foreign currency transactions                              (.40)        (.54)         .36        .68
                                                     ----------   ----------   ----------   --------
Total income from investment
operations                                                  .90          .88         1.96       2.47
----------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                      (1.30)       (1.41)       (1.56)     (1.79)
Tax return of capital distribution                         (.01)          --           --         --
                                                     ----------   ----------   ----------   --------
Total dividends and distributions
to shareholders                                           (1.31)       (1.41)       (1.56)     (1.79)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.22       $13.63       $14.16      $13.76
                                                     ----------   ----------   ----------   --------
                                                     ----------   ----------   ----------   --------

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                        7.09%        6.27%       15.31%     20.06%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                       $1,060,752   $1,049,446   $1,119,056   $902,562
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $1,005,746   $1,111,103     $978,671   $768,339
----------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                          80,260       77,002       79,047     65,581
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      9.81%       10.10%       11.59%     13.15%
Expenses                                                   1.03%         .96%         .97%       .92%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 93.7%        96.7%        87.2%      64.0%

1. For the period from May 3, 1993 (inception of offering) to June 30, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

18  Oppenheimer High Yield Fund

                                                                                                        Class B
                                         ---------------------------------------------------------   --------------------------
                                                                                                     Year Ended June 30,
                                         1991      1990      1989      1988      1987      1986      1995      1994     1993(1)
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period       $13.60    $15.42    $16.00    $17.09    $17.54    $17.15    $13.57   $14.12   $13.87
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        1.91      1.89      2.02      2.06      2.18      2.28      1.20     1.35      .23
Net realized and unrealized gain
(loss) on investments, options written
and foreign currency transactions            (.51)    (1.79)     (.68)    (1.03)     (.47)      .47      (.42)    (.60)     .27
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
Total income from investment
operations                                   1.40       .10      1.34      1.03      1.71      2.75       .78      .75      .50
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income        (1.92)    (1.92)    (1.92)    (2.12)    (2.16)    (2.36)    (1.19)   (1.30)    (.25)
Tax return of capital distribution             --        --        --        --        --        --      (.01)      --       --
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
Total dividends and distributions
to shareholders                             (1.92)    (1.92)    (1.92)    (2.12)    (2.16)    (2.36)    (1.20)   (1.30)    (.25)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.08    $13.60    $15.42    $16.00    $17.09    $17.54    $13.15   $13.57   $14.12
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------
                                         --------  --------  --------  --------  --------  --------  --------  -------  -------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)         11.90%      .85%     8.97%     6.75%    10.63%    17.26%     6.21%
  5.31%    3.54%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                           $657,182  $650,989  $860,588  $857,767  $760,934  $627,256  $192,465  $87,509  $10,493
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $601,758  $734,703  $863,178  $791,471  $691,968  $527,731  $134,550  $51,816
$4,405
-------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)            50,258    47,870    55,810    53,617    44,531    35,767    14,639    6,449      743
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       14.94%    13.00%    12.88%    12.72%    12.79%    13.24%     8.95%    8.98%
10.84%(3)
Expenses                                      .96%      .93%      .88%      .89%      .88%      .89%     1.84%    1.88%    2.28%(3)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                   90.4%     63.2%     57.0%     41.1%     46.2%     90.5%     93.7%    96.7%   87.2%

3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $1,111,748,812 and $974,203,135, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares.
Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge.
Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.
Class B shares will automatically convert to Class
A shares six years after the date of purchase.
The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day.
Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ""money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices.
If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities.
The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.
At June 30, 1995, securities with an aggregate market value of $6,135,038, representing .49% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rate on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal
Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply
with provisions of the Internal Revenue Code applicable to
regulated investment companies  and to distribute all of
its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
Therefore, no federal income or excise tax provision
is required. At June 30, 1995,
the Fund had available for federal income tax purposes
an unused capital loss carryover of approximately   $167,575,000,
$749,000 of which will expire in 1997, $14,942,000 in 1998,
$74,080,000 in 1999, $42,206,000 in 2000, $21,168,000 in 2001
and $14,430,000 in 2003.

EQUALIZATION. Prior to September 30, 1993, the Fund followed the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent on a per share basis to the amount of undistributed net investment income were credited or charged to undistributed income.
The cumulative effect of the change in accounting practice resulted in a reclassification of $12,664,697 from undistributed net investment income to paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from
net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly.
Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization, paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate
characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective July 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital
Gain, and Return of Capital Distributions by Investment Companies.
As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $1,179,310, a decrease in overdistributed net investment income of $486,651, and a decrease in accumulated net realized loss on investments of $692,659.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements.
Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each Class. Transactions in shares of beneficial interest were as follows:

                                                        YEAR ENDED JUNE 30, 1995    YEAR ENDED JUNE 30, 1994
                                                        --------------------------  ---------------------------
                                                        SHARES        AMOUNT        SHARES        AMOUNT
                             ----------------------------------------------------------------------------------
                             Class A:
                             Sold                        19,902,935   $270,466,315   23,301,265   $328,422,185
                             Dividends reinvested         4,217,534     45,347,591    4,259,599     60,060,363
                             Redeemed                   (20,862,882)  (275,426,517) (29,606,189)  (418,928,955)
                                                         ----------    -----------   ----------    -----------
                             Net increase (decrease)      3,257,587    $40,387,389   (2,045,325)  $(30,446,407)
                                                         ----------    -----------   ----------    -----------
                                                         ----------    -----------   ----------    -----------
                             ----------------------------------------------------------------------------------
                             Class B:
                             Sold                        10,963,657   $143,405,028    7,150,795   $100,862,645
                             Dividends reinvested           431,770      5,641,548      146,613      2,058,843
                             Redeemed                    (3,205,114)   (42,039,133)  (1,591,185)   (22,179,436)
                                                         ----------    -----------    ---------    -----------
                             Net increase                 8,190,313   $107,007,443    5,706,223    $80,742,052
                                                         ----------    -----------    ---------    -----------
                                                         ----------    -----------    ---------    -----------

-----------------------------------------------------------------------
---------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1995, net unrealized appreciation on investments of $715,454 was composed of gross appreciation of $41,610,867, and gross depreciation of $40,895,413.

4. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1995 was as follows:

                                                                            Call Options
                                                                            -----------------------------
                                                                            Number of           Amount of
                                                                            Options             Premiums
                             ----------------------------------------------------------------------------
                             Options outstanding at June 30, 1994                    --         $      --
                             ----------------------------------------------------------------------------
                             Options written                                 29,981,244           379,370
                             ----------------------------------------------------------------------------
                             Options closed or expired                      (29,981,244)         (379,370)
                                                                             -----------         --------
                             Options outstanding at June 30, 1995                    --         $      --
                                                                             -----------         --------
                                                                             -----------         --------


5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

For the year ended June 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,629,870, of which $624,955 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $3,735,267, of which $35,245 was paid to an affiliated broker/dealer. During the year ended June 30, 1995, OFDI received contingent deferred sales charges of $333,734 upon redemption of Class B shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs.

In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended June 30, 1995, OFDI paid $26,763 and $1,112 to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses, respectively, and retained $1,215,382 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

6. ILLIQUID AND RESTRICTED SECURITIES
At June 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at June 30, 1995 was $7,732,476 which represents .62% of the Fund's net assets. Information concerning these securities is as follows:


                                                                                                             VALUATION
                                                                                                             PER UNIT AS
                                                                                                             OF JUNE 30,
SECURITY                                                                ACQUISITION DATE    COST PER UNIT    1995
------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00        11/18/93                 100.00            79.00
------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                    11/18/93              $    2.00        $    1.00
------------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00   11/18/93                  87.50            89.00
------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                                 4/14/92--3/3/93         100.00           110.00
------------------------------------------------------------------------------------------------------------------------
ECM Fund L.P.I. Common Stock                                             4/14/92              $1,000.00        $1,000.00
------------------------------------------------------------------------------------------------------------------------
Purity Supreme, Inc. Wts., Exp. 8/97                                     7/29/92              $      --        $    0.02
------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc., Common Stock                                5/2/94               $    9.50        $    2.00


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


7. FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts. The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                                    Number of             Valuation as of    Unrealized
                                                   Expiration Date  Futures Contracts     June 30, 1995      Depreciation
                             --------------------------------------------------------------------------------------------
                             U.S. Treasury Bonds   9/95             250                   $28,382,813        $(210,937)

Investment Adviser
        Oppenheimer Management Corporation
        Two World Trade Center
        New York, New York 10048

Distributor
         Oppenheimer Funds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048

Transfer and Shareholder Servicing  Agent
        Oppenheimer Shareholder Services
        P.O. Box 5270
        Denver, Colorado 80217
        1-800-525-7048

Custodian of Portfolio Securities
        The Bank of New York
        One Wall Street
        New York, NY 10015

Independent Auditors
        Deloitte & Touche LLP
        555 Seventeenth Street
        Denver, Colorado 80202

Legal Counsel
        Myer, Swanson, Adams & Wolf, P.C.
        1600 Broadway
        Denver, Colorado 80202

OPPENHEIMER HIGH YIELD FUND

FORM N-1A

PART C

OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements:

        (1)    Financial Highlights - See Parts A and B: Filed herewith

        (2)    Independent Auditors' Report - See Part B: Filed herewith

        (3)    Statement of Investments - See Part B: Filed herewith

        (4)    Statement of Assets and Liabilities - See Part B: Filed herewith

        (5)    Statement of Operations - See Part B: Filed herewith

        (6)    Statement of Changes in Net Assets - See Part B: Filed herewith

        (7)    Notes to Financial Statements - See Part B: Filed herewith

        (8)    Independent Auditors' Consent: Filed herewith

        (b)    Exhibits:

        Exhibit
        Number         Description


        (1) Amended and Restated Declaration of Trust dated 10/24/95: Filed with Registrant's Post-Effective Amendment No. 33 (8/30/95), and incorporated herein by reference.

        (2) Amended By-Laws dated 6/26/90: Previously filed with Registrant's Post-Effective Amendment No. 26 (10/23/91), refiled with Registrant's Post-Effective Amendment No. 30 (8/25/94) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        (3)    Not applicable.

(4)(i) Specimen Class A Share Certificate: Filed with Registrant's Post-Effective Amendment No. 32, 10/24/94, and incorporated herein by reference.


        (ii) Specimen Class B Share Certificate: Filed with Registrant's Post-Effective Amendment No. 32, 10/24/94, and incorporated herein by reference.


        (iii) Specimen Class C Share Certificate: Filed with Registrant's Post-Effective Amendment No. 33, (8/30/95), and incorporated herein by reference.

        (5) Investment Advisory Agreement dated 10/22/90: Previously filed with Post-Effective Amendment No. 23 (10/31/90), refiled with Registrant's Post-Effective Amendment No. 30 (8/25/94) pursuant to
        Item 102 of Regulation S-T and incorporated herein by reference.

        (6)(a) General Distributor's Agreement dated 10/13/92: Filed with Registrant's Post-Effective Amendment No. 29 (10/4/93), and incorporated herein by reference.

        (b) Form of Dealer Agreement of Oppenheimer Funds Distributor, Inc.:
Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street
Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

        (c) Form of Oppenheimer Funds Distributor, Inc. Broker Agreement:
        Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

        (d) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement:
        Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

        (e) Broker Agreement between Oppenheimer Funds Distributor, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 to the Registration Statement of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 2-45272), 8/30/94, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

        (7)    Not applicable.

        (8) Custody Agreement dated 10/6/92: Filed with Post-Effective Amendment No. 27 (10/21/92), refiled with Registrant's Post-Effective Amendment No. 30 (8/25/94) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

        (9)            Not applicable.



        (10) Opinion and Consent of Counsel dated 8/3/78: Previously filed with Registrant's Post-Effective Amendment No. 1 to Registrant's Registration Statement (9/27/78), refiled with Registrant's Post-Effective Amendment No. 30, 8/25/94 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

        (11)   Independent Auditors Consent: Filed herewith.

        (12)           Not applicable.

        (13)           Not applicable.

        (14)(i) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Previously filed with Post-Effective Amendment No. 15 of Oppenheimer Mortgage Income Fund (Reg. No. 33-
        6614), January 19, 1995, and incorporated herein by reference.

        (ii)   Form of Individual Retirement Account Trust Agreement:
               Previously filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.


        (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

        (iv) Form of Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 15 of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

        (v) Form SAR-SEP Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 19 to the Registration Statement for Oppenheimer Integrity Funds (File No. 2-76547), 3/1/94, and incorporated herein by reference.

        (vi) Form of prototype 401(k) plan: Previously filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

        (15)(i) Service Plan and Agreement for Class A shares dated 7/1/94:
        Filed with Registrant's Post-Effective Amendment No. 30, 8/25/94, and incorporated herein by reference.

        (ii) Distribution and Service Plan and Agreement for Class B shares dated 6/21/94: Filed with Registrant's Post-Effective Amendment No. 30, 8/25/94, and incorporated herein by reference.

        (iii) Distribution and Service Plan and Agreement for Class C shares dated 11/1/95, under Rule 12b-1 of the Investment Company Act of 1940: Filed with Registrant's Post-Effective Amendment No. 33, (8/30/95) and incorporated herein by reference.

        (16)   Performance Data Computation Schedule:  Filed herewith.

   (17)   (i)     Financial Data Schedule for Class A Shares: Filed herewith.
          (ii)    Financial Data Schedule for Class B Shares: Filed
                       herewith.

        --     Powers of Attorney (including Certified Board resolutions):
               Filed with Registrant's Post-Effective Amendment No. 30, 8/25/94, and incorporated by reference.

        (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (33-23566), 11/1/95, and incorporated herein by reference.


Item 25.               Persons Controlled by or Under Common Control with
                       Registrant

                       None.


Item 26.       Number of Holders of Securities
                                              Number of Record Holders
                                              as of October 6, 1995
               Title of Class

               Shares of Beneficial Interest,         58,562
                 Class A
               Shares of Beneficial Interest,
                 Class B                               9,760
               Shares of Beneficial Interest,
               Class C                                     0


Item 27.       Indemnification

               Reference is made to the provisions of Article Seventh of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement, and incorporated herein by reference.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Adviser
--------       ----------------------------------------------------

        (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

        (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position
with Oppenheimer                             Other Business and Connections
Management Corporation                       During the Past Two Years
-----------------------                      ------------------------------
Lawrence Apolito,                            None.
Vice President

James C. Ayer, Jr.,                          Vice President and Portfolio Manager of
Assistant Vice President                     Oppenheimer Gold & Special Minerals Fund
                                             and Oppenheimer Global Emerging Growth
                                             Fund.

Victor Babin,                                None.
Senior Vice President

Bruce Bartlett,                              Vice President and Portfolio Manager of
Vice President                               Oppenheimer Total Return Fund, Inc.,
                                             Oppenheimer Main Street Funds, Inc. and
                                             Oppenheimer Variable Account Funds;
                                             formerly a Vice President and Senior
                                             Portfolio Manager at First of America
                                             Investment Corp.

Robert J. Bishop                             Assistant Treasurer of the Oppenheimer Funds
Assistant Vice President                     (listed below); previously a Fund
                                             Controller for Oppenheimer Management
                                             Corporation (the "Manager").

George Bowen                                 Treasurer of the New York-based
Senior Vice President                        Oppenheimer Funds; Vice President, Secretary
and Treasurer                                and Treasurer of the Denver-based
                                             Oppenheimer Funds. Vice President and
                                             Treasurer of Oppenheimer Funds Distributor,
                                             Inc. (the "Distributor") and HarbourView
                                             Asset Management Corporation
                                             ("HarbourView"), an investment adviser
                                             subsidiary of OMC; Senior Vice President,
                                             Treasurer, Assistant Secretary and a
                                             director of Centennial Asset Management
                                             Corporation ("Centennial"), an investment
                                             adviser subsidiary of the Manager; Vice
                                             President, Treasurer and Secretary of
                                             Shareholder Services, Inc. ("SSI") and
                                             Shareholder Financial Services, Inc.
                                             ("SFSI"), transfer agent subsidiaries of
                                             OMC; President, Treasurer and Director of
                                             Centennial Capital Corporation; Vice
                                             President and Treasurer of Main Street
                                             Advisers.


Michael A. Carbuto,                          Vice President and Portfolio Manager of
Vice President                               Oppenheimer Tax-Exempt Cash Reserves,
                                             Centennial California Tax Exempt Trust,
                                             Centennial New York Tax Exempt Trust and
                                             Centennial Tax Exempt Trust; Vice President
                                             of Centennial.


William Colbourne,                           Formerly, Director of Alternative Staffing
Assistant Vice President                     Resources, and Vice President of Human
                                             Resources, American Cancer Society.

Lynn Coluccy, Vice President                 Formerly Vice President/Director of
                                             Internal Audit of the Manager.

O. Leonard Darling,                          Formerly Co-Director of Fixed Income for
Executive Vice President                     State Street Research & Management Co.

Robert A. Densen,                            None.
Senior Vice President

Robert Doll, Jr.,                            Vice President and Portfolio Manager of
Executive Vice President                     Oppenheimer Growth Fund, Oppenheimer Target
                                             Fund, Oppenheimer Main Street Funds, Inc.
                                             and Oppenheimer Variable Account Funds;
                                             Senior Vice President and Portfolio Manager
                                             of Oppenheimer Strategic Income & Growth
                                             Fund.

John Doney, Vice President                   Vice President and Portfolio Manager of
                                             Oppenheimer Equity Income Fund.

Andrew J. Donohue,                           Secretary of the New York-based
Executive Vice President                     Oppenheimer Funds; Vice President of the
& General Counsel                            Denver-based Oppenheimer Funds; Executive
                                             Vice President, Director and General
                                             Counsel of the Distributor; formerly Senior
                                             Vice President and Associate General
                                             Counsel of the Manager and the Distributor.

Kenneth C. Eich,                             Treasurer of Oppenheimer Acquisition
Executive Vice President/                    Corporation
Chief Financial Officer

George Evans, Vice President                 Vice President and Portfolio Manager of
                                             Oppenheimer Variable Account Funds,
                                             Oppenheimer Global Securities Fund.

Scott Farrar,                                Assistant Treasurer of the Oppenheimer
Assistant Vice President                     Funds; previously a Fund Controller for the
                                             Manager.

Katherine P.Feld                             Vice President and Secretary of Oppenheimer
Vice President and                           Funds Distributor, Inc.; Secretary of
Secretary                                    HarbourView, Main Street Advisers, Inc. and
                                             Centennial; Secretary, Vice President and
                                             Director of Centennial Capital Corp.

Jon S. Fossel,                               President and director of Oppenheimer
Chairman of the Board,                       Acquisition Corp. ("OAC"), the Manager's
and Director                                 parent holding company; President, CEO and
                                             a director of HarbourView; a director of
                                             SSI and SFSI; President, Director, Trustee,
                                             and Managing General Partner of the Denver-
                                             based Oppenheimer Funds. President and
                                             Chairman of the Board of Main Street
                                             Advisers, Inc.; formerly Chief Executive
                                             Officer of the Manager.

Robert G. Galli,                             Trustee of the New York-based
Vice Chairman                                Oppenheimer Funds; Vice President and
                                             Counsel of OAC; formerly he held the
                                             following positions: a director of the
                                             Distributor, Vice President and a director
                                             of HarbourView and Centennial, a director
                                             of SFSI and SSI, an officer of other
                                             Oppenheimer Funds and Executive Vice
                                             President & General Counsel of the Manager
                                             and the Distributor.

Linda Gardner,                               None.
Assistant Vice President

Ginger Gonzalez,                             Formerly 1st Vice President/Director of
Vice President                               Creative Services for Shearson Lehman
                                             Brothers.

Mildred Gottlieb                             Formerly served as a Strategy Consultant
Assistant Vice President                     for the Private Client Division of Merrill
                                             Lynch.

Dorothy Grunwager,                           None.
Assistant Vice President

Caryn Halbrecht,                             Vice President and Portfolio Manager of
Vice President                               Oppenheimer Insured Tax-Exempt Fund and
                                             Oppenheimer Intermediate Tax Exempt Fund;
                                             an officer of other Oppenheimer Funds;
                                             formerly Vice President of Fixed Income
                                             Portfolio Management at Bankers Trust.

Barbara Hennigar,                            President and Director of Shareholder
President and Chief                          Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President                   None.

Merryl Hoffman,                              None.
Vice President

Scott T. Huebl,                              None.
Assistant Vice President

Jane Ingalls,                                Formerly a Senior Associate with Robinson,
Assistant Vice President                     Lake/Sawyer Miller.

Bennett Inkeles,                             Formerly employed by Doremus & Company, an
Assistant Vice President                     advertising agency.

Frank Jennings                               Portfolio Manager of Oppenheimer Global
Vice President                               Growth & Income Fund.  Formerly a Managing
                                             Director of Global Equities at Paine
                                             Webber's Mitchell Hutchins division.

Stephen Jobe,                                None.
Vice President

Heidi Kagan                                  None.
Assistant Vice President

Avram Kornberg,                              Formerly a Vice President with Bankers
Vice President                               Trust.

Paul LaRocco,                                Portfolio Manager of Oppenheimer Capital
Assistant Vice President                     Appreciation Fund, Oppenheimer Variable
                                             Account Funds; Associate Portfolio Manager
                                             of Oppenheimer Discovery Fund.  Formerly a
                                             Securities Analyst for Columbus Circle
                                             Investors.

Mitchell J. Lindauer,                        None.
Vice President

Loretta McCarthy,                            None.
Senior Vice President

Bridget Macaskill,                           Director and Trustee of the New York
President, Chief Executive                   based Oppenheimer funds; Vice President and
Officer and Director                         a director of OAC; Director of HarbourView;
                                             Director of Main Street Advisers, Inc.; and
                                             Chairman of Shareholder Services, Inc.

Sally Marzouk,                               None.
Vice President

Marilyn Miller,                              Formerly a director of marketing for
Vice President                               TransAmerica Fund Management Company.

Denis R. Molleur,                            None.
Vice President

Kenneth Nadler,                              None.
Vice President

David Negri,                                 Vice President and Portfolio Manager of
Vice President                               Oppenheimer Strategic Bond Fund,
                                             Oppenheimer Multiple Strategies Fund,
                                             Oppenheimer Oppenheimer Asset Allocation
                                             Fund, Oppenheimer Strategic Income Fund,
                                             Oppenheimer Strategic Income & Growth Fund,
                                             Oppenheimer High Income Fund, Oppenheimer
                                             Variable Account Funds and Oppenheimer Bond
                                             Fund; an officer of other Oppenheimer
                                             Funds.

Barbara Niederbrach,                         None.
Assistant Vice President

Stuart Novek,                                Formerly a Director Account Supervisor for
Vice President                               J. Walter Thompson.

Robert A. Nowaczyk,                          None.
Vice President

Robert E. Patterson,                         Vice President and Portfolio Manager of
Senior Vice President                        Oppenheimer Main Street California Tax-
                                             Exempt Fund, Oppenheimer Insured Tax-Exempt
                                             Fund, Oppenheimer Intermediate Tax-Exempt
                                             Fund, Oppenheimer Florida Tax-Exempt Fund,
                                             Oppenheimer New Jersey Tax-Exempt Fund,
                                             Oppenheimer Pennsylvania Tax-Exempt Fund,
                                             Oppenheimer California Tax-Exempt Fund,
                                             Oppenheimer New York Tax-Exempt Fund and
                                             Oppenheimer Tax-Free Bond Fund; Vice
                                             President of the New York Tax-Exempt Income
                                             Fund, Inc.; Vice President of Oppenheimer
                                             Multi-Sector Income Trust.

Tilghman G. Pitts III,                       Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                                 Associate Portfolio Manager of Oppenheimer
Assistant Vice President                     Growth Fund and Oppenheimer Target Fund.
                                             Vice President and Portfolio Manager for
                                             Oppenheimer Variable Account Funds.
                                             Formerly Senior Investment Officer and
                                             Portfolio Manager with Chemical Bank.

Russell Read,                                Formerly an International Finance Consultant
Vice President                               for Dow Chemical.

Thomas Reedy,                                Vice President of Oppenheimer Multi-Sector
Vice President                               Income Trust and Oppenheimer Multi-
                                             Government Trust; an officer of other
                                             Oppenheimer Funds; formerly a Securities
                                             Analyst for the Manager.

David Robertson,                             None.
Vice President

Adam Rochlin,                                Formerly a product manager for Metropolitan
Assistant Vice President                     Life Insurance Company.

David Rosenberg,                             Vice President and Portfolio Manager of
Vice President                               Oppenheimer Limited-Term Government Fund
                                             and Oppenheimer U.S. Government Trust.
                                             Formerly Vice President and Senior
                                             Portfolio Manager for Delaware Investment
                                             Advisors.

Richard H. Rubinstein,                       Vice President and Portfolio Manager of
Vice President                               Oppenheimer Asset Allocation Fund,
                                             Oppenheimer Fund and Oppenheimer Multiple
                                             Strategies Fund; an officer of other
                                             Oppenheimer Funds; formerly Vice President
                                             and Portfolio Manager/Security Analyst for
                                             Oppenheimer Capital Corp., an investment
                                             adviser.

Lawrence Rudnick,                            Formerly Vice President of Dollar Dry Dock
Assistant Vice President                     Bank.

James Ruff,                                  None.
Executive Vice President

Ellen Schoenfeld,                            None.
Assistant Vice President

Diane Sobin,                                 Vice President and Portfolio Manager of
Vice President                               Oppenheimer Total Return Fund, Inc.,
                                             Oppenheimer Main Street Funds, Inc. and
                                             Oppenheimer Variable Account Funds;
                                             formerly a Vice President and Senior
                                             Portfolio Manager for Dean Witter
                                             InterCapital, Inc.

Nancy Sperte,                                None.
Senior Vice President

Donald W. Spiro,                             President and Trustee of the New York-based
Chairman Emeritus                            Oppenheimer Funds; formerly Chairman of the
and Director                                 Manager and the Distributor.

Arthur Steinmetz,                            Vice President and Portfolio Manager of
Senior Vice President                        Oppenheimer Strategic Income Fund,
                                             Oppenheimer Strategic Income & Growth Fund;
                                             an officer of other Oppenheimer Funds.

Ralph Stellmacher,                           Vice President and Portfolio Manager of
Senior Vice President                        Oppenheimer Champion Income Fund and
                                             Oppenheimer High Yield Fund; an officer of
                                             other Oppenheimer Funds.

John Stoma, Vice President                   Formerly Vice President of Pension Marketing
                                             with Manulife Financial.

James C. Swain,                              Chairman, CEO and Trustee, Director or
Vice Chairman of the                         Managing Partner of the Denver-based
Board of Directors                           Oppenheimer Funds; President and a Director
and Director                                 of Centennial; formerly President and
                                             Director of OAMC, and Chairman of the Board
                                             of SSI.

James Tobin, Vice President                  None.

Jay Tracey, Vice President                   Vice President of the Manager; Vice
                                             President and Portfolio Manager of
                                             Oppenheimer        Discovery Fund.  Formerly
                                             Managing Director of Buckingham Capital
                                             Management.

Gary Tyc, Vice President,                    Assistant Treasurer of the Distributor and
Assistant Secretary                          SFSI.
and Assistant Treasurer

Ashwin Vasan,                                Vice President and Portfolio Manager of
Vice President                               Oppenheimer Multi-Sector Income Trust,
                                             Oppenheimer Multi-Government Trust and
                                             Oppenheimer        International Bond Fund; an
                                             officer of other Oppenheimer Funds.

Jeffrey Van Giesen                           Formerly employed by Kidder Peabody Asset
Vice President                               Management.

Valerie Victorson,                           None.
Vice President

Dorothy Warmack,                             Vice President and Portfolio Manager of
Vice President                               Daily Cash Accumulation Fund, Inc.,
                                             Oppenheimer Cash Reserves, Centennial
                                             America Fund, L.P., Centennial Government
                                             Trust and Centennial Money Market Trust;
                                             Vice President of Centennial.

Christine Wells,                             None.
Vice President

William L. Wilby,                            Vice President and Portfolio Manager of
Senior Vice President                        Oppenheimer Global Fund and Oppenheimer
                                             Global Growth & Income Fund; Vice President
                                             of HarbourView; an officer of other
                                             Oppenheimer Funds.

Susan Wilson-Perez,                          None.
Vice President

Carol Wolf,                                  Vice President and Portfolio Manager of
Vice President                               Oppenheimer Money Market Fund, Inc.,
                                             Centennial America Fund, L.P., Centennial
                                             Government Trust, Centennial Money Market
                                             Trust and Daily Cash Accumulation Fund,
                                             Inc.; Vice President of Oppenheimer Multi-
                                             Sector Income Trust; Vice President of
                                             Centennial.

Robert G. Zack,                              Associate General Counsel of the Manager;
Senior Vice President                        Assistant Secretary of the Oppenheimer
and Assistant Secretary                      Funds;    Assistant Secretary of SSI, SFSI; an
                                             officer     of other Oppenheimer Funds.

Eva A. Zeff,                                 An officer of certain Oppenheimer Funds;
Assistant Vice President                     formerly a Securities Analyst for the
                                             Manager.

Arthur J. Zimmer,                            Vice President and Portfolio Manager of
Vice President                               Centennial America Fund, L.P., Oppenheimer
                                             Money Fund, Centennial Government Trust,
                                             Centennial Money Market Trust and Daily
                                             Cash Accumulation Fund, Inc.; Vice
                                             President of Oppenheimer Multi-Sector
                                             Income Trust; Vice President of Centennial;
                                             an officer of other Oppenheimer Funds.

               The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

               New York-based Oppenheimer Funds
               --------------------------------
               Oppenheimer Asset Allocation Fund
               Oppenheimer California Tax-Exempt Fund
               Oppenheimer Discovery Fund
               Oppenheimer Global Emerging Growth Fund
               Oppenheimer Global Fund
               Oppenheimer Global Growth & Income Fund
               Oppenheimer Gold & Special Minerals Fund
               Oppenheimer Growth Fund
               Oppenheimer Money Market Fund, Inc.
               Oppenheimer Multi-Government Trust
               Oppenheimer Multi-Sector Income Trust
               Oppenheimer Multi-State Tax-Exempt Trust
               Oppenheimer New York Tax-Exempt Trust
               Oppenheimer Fund
               Oppenheimer Target Fund
               Oppenheimer Tax-Free Bond Fund
               Oppenheimer U.S. Government Trust

               Denver-based Oppenheimer Funds
               ------------------------------
               Oppenheimer Cash Reserves
               Centennial America Fund, L.P.
               Centennial California Tax Exempt Trust
               Centennial Government Trust
               Centennial Money Market Trust
               Centennial New York Tax Exempt Trust
               Centennial Tax Exempt Trust
               Daily Cash Accumulation Fund, Inc.
               The New York Tax-Exempt Income Fund, Inc.
               Oppenheimer Champion Income Fund
               Oppenheimer Equity Income Fund
               Oppenheimer High Yield Fund
               Oppenheimer Integrity Funds
               Oppenheimer International Bond Fund
               Oppenheimer Limited-Term Government Fund
               Oppenheimer Main Street Funds, Inc.
               Oppenheimer Strategic Funds Trust
               Oppenheimer Strategic Income & Growth Fund
               Oppenheimer Tax-Exempt Fund
               Oppenheimer Total Return Fund, Inc.
               Oppenheimer Variable Account Funds

               The address of Oppenheimer Management Corporation, the New York-based Oppenheimer Funds, Oppenheimer Funds Distributor, Inc., Harbourview
Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and
Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New
York 10048-0203.

               The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.       Principal Underwriter
--------       ---------------------

        (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

        (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                            Positions and
Name & Principal                          Positions & Offices                               Offices with
Business Address                          with Underwriter                                  Registrant
----------------                          -------------------                               -------------
George Clarence Bowen+                    Vice President & Treasurer                        Vice
                                                                                            President,
                                                                                            Secretary and
                                                                                            Treasurer

Christopher Blunt                         Vice President                                    None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                              Vice President                                    None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                          Vice President                                    None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*                           Senior Vice President -                           None
                                          Financial Institution Div.

Robert Coli                               Vice President                                    None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins                         Vice President                                    None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                              Vice President                                    None

Paul Delli Bovi                           Vice President                                    None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*                      Executive Vice                                    Vice President
                                          President & Director

Wendy H. Ehrlich                          Vice President                                    None
4 Craig Street
Jericho, NY 11753

Kent Elwell                               Vice President                                    None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                Vice President                                    None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                        Vice President & Secretary                        None

Mark Ferro                                Vice President                                    None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*                            Vice President-                                   None
                                          Financial Institution Div.

Wayne Flanagan                            Vice President -                                  None
36 West Hill Road                         Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster                          Senior Vice President -                           None
11339 Avant Lane                          Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki                          Vice President                                    None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto                          Vice President                                    None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                Vice President -                                  None
5506 Bryn Mawr                            Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                              Vice President/National                           None
                                          Sales Manager - Financial
                                          Institution Div.

Sharon Hamilton                           Vice President                                    None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                             Vice President                                    None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*                            Vice President                                    None

Richard Klein                             Vice President                                    None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II                           Vice President                                    None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                              Assistant Vice President                          None

Wayne A. LeBlang                          Senior Vice President -                           None
23 Fox Trail                              Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                 Vice President -                                  None
7 Maize Court                             Financial Institution Div.
Melville, NY 11747

James Loehle                              Vice President                                    None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                            Senior Vice President -                           None
                                          Director of Key Accounts

Charles Murray                            Vice President                                    None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                             Vice President                                    None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                            Vice President                                    None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                             Vice President -                                  None
1307 Wandering Way Dr.                    Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                             Vice President                                    None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                         Vice President                                    None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                             Vice President                                    None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*                   Chairman & Director                               None

Elaine Puleo*                             Vice President -                                  None
                                          Financial Institution Div.

Minnie Ra                                 Vice President -                                  None
109 Peach Street                          Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                             Vice President                                    None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                             Vice President                                    None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                               President                                         None

Timothy Schoeffler                        Vice President                                    None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                                Vice President                                    None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                         Vice President                                    None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                             Vice President -                                  None
5155 West Fair Place                      Financial Institution Div.
Littleton, CO 80123

Robert Shore                              Vice President -                                  None
26 Baroness Lane                          Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                             Vice President -                                  None
2017 N. Cleveland, #2                     Financial Institution Div.
Chicago, IL  60614

Michael Stenger                           Vice President                                    None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney                            Vice President                                    None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                      Vice President                                    None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                               Vice President -                                  None
111 South Joliet Circle                   Financial Institution Div.
#304
Aurora, CO  80012

Philip St. John Trimble                   Vice President                                    None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                            Assistant Treasurer                               None

Mark Stephen Vandehey+                    Vice President                                    None

Gregory K. Wilson                         Vice President                                    None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko                        Vice President                                    None
33915 Grand River
Farmington, MI 48335

William Harvey Young+                     Vice President                                    None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

        (c)    Not applicable.

Item 30.       Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231.


Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 24th day of October, 1995.

                                      OPPENHEIMER HIGH YIELD FUND

                                      By: /s/ James C. Swain*
                                      ----------------------------------
                                      James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                  Title                             Date
----------                                  -----                             ----
/s/ James C. Swain*                         Chairman of the
------------------                          Board of Trustees                 October 24, 1995
James C. Swain

/s/ Jon S. Fossel*                          Chief Executive
--------------------                        Officer and                       October 24, 1995
Jon S. Fossel                               Trustee

/s/ George C. Bowen*                        Chief Financial
-------------------                         and Accounting                    October 24, 1995
George C. Bowen                             Officer

/s/ Robert G. Avis*                         Trustee                           October 24, 1995
------------------
Robert G. Avis

/s/ William A. Baker*                       Trustee                           October 24, 1995
--------------------
William A. Baker

/s/ Charles Conrad, Jr.*                    Trustee                           October 24, 1995
-----------------------
Charles Conrad, Jr.

/s/ Raymond J. Kalinowski*                  Trustee                           October 24, 1995
-------------------------
Raymond J. Kalinowski



/s/ C. Howard Kast*                         Trustee                           October 24, 1995
------------------
C. Howard Kast

/s/ Robert M. Kirchner*                     Trustee                           October 24, 1995
----------------------
Robert M. Kirchner

/s/ Ned M. Steel*                           Trustee                           October 24, 1995
----------------
Ned M. Steel



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER HIGH YIELD FUND

EXHIBIT INDEX

Exhibit No.                                 Description

24(b)(11)                Independent Auditors' Consent

24(b)(16)                Performance Calculations

24(b)(17)(i)             Financial Data Schedule for Class A Shares

24(b)(17)(ii)            Financial Data Schedule for Class B Shares